UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03850

Exact name of registrant as specified in charter:	Delaware Group® Tax-Free Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2018

Item 1. Reports to Stockholders

Fixed income mutual funds

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

Delaware National High-Yield Municipal Bond Fund

August 31, 2018

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2018, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds	September 11, 2018

Performance preview (for the year ended August 31, 2018)
Delaware Tax-Free USA Fund (Institutional Class shares)	1-year return	+1.61%
Delaware Tax-Free USA Fund (Class A shares)	1-year return	+1.44%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper General & Insured Municipal Debt Funds Average	1-year return	+0.84%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper General & Insured Municipal Debt Funds Average compares funds that either invest primarily in municipal debt issues in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free USA Intermediate Fund (Institutional Class shares)	1-year return	+0.75%
Delaware Tax-Free USA Intermediate Fund (Class A shares)	1-year return	+0.57%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+0.04%
Lipper Intermediate Municipal Debt Funds Average	1-year return	+0.04%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Intermediate Fund, please see the table on page 10.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

Please see page 14 for a description of the Index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware National High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	+4.07%
Delaware National High-Yield Municipal Bond Fund (Class A shares)	1-year return	+3.80%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+0.49%
Lipper High Yield Municipal Debt Funds Average	1-year return	+3.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware National High-Yield Municipal Bond Fund, please see the table on page 15.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper High Yield Municipal Debt Funds Average compares funds that invest at least 50% of assets in lower-rated municipal debt issues.

Please see page 19 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds

Economic backdrop

US economic data remained healthy throughout the Funds’ fiscal year ended Aug. 31, 2018, although concern about the longer-term impact of global trade conflict emerged toward period end.

US gross domestic product (GDP), a measure of the goods and services the nation produces, increased throughout the fiscal year. In the third quarter of 2017, for example, US GDP expanded by an annualized 2.8% rate, followed by a 2.3% increase in the fourth quarter of 2017. US GDP grew by 2.2% in the first quarter of 2018 and an estimated 4.2% in the second quarter. That 4.2% annual pace was the largest quarterly gain in nearly four years. Employment trends also remained healthy, with the US jobless rate finishing August 2018 at 3.9%, down half a percentage point from a year earlier. (Source: US Bureau of Economic Analysis and US Bureau of Labor Statistics.)

Against this backdrop of steady economic expansion, job growth, and manageable inflation, the US Federal Reserve continued to gradually raise interest rates. The Fed increased its target short-term interest rate by 0.25 percentage points on three separate occasions during the Funds’ fiscal year — in December 2017 and in March and June 2018. On Aug. 31, 2018, the federal funds rate ranged from 1.75% to 2.00%, up from 1.00% to 1.25% a year earlier.

(Source: Bloomberg.)

Municipal bond market conditions

In this strong economic environment, the US municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned +0.49% for the fiscal year ended Aug. 31, 2018. Longer-term municipal bonds outpaced their shorter-term counterparts as the yield curve flattened, meaning yields on short-term bonds rose more than those on long-term issues. Short-term yields rose in line with the Fed’s interest rate increases, while fairly benign inflation kept a lid on long-term municipal yields.

To indicate the outperformance of longer-dated municipal debt relative to shorter-maturity municipal debt, the following table shows municipal bond returns by maturity for the Funds’ fiscal year ended Aug. 31, 2018:

Returns by maturity
5 years	-0.74%
10 years	-0.10%
22+ years	1.28%
Source: Bloomberg.

Much of the yield curve’s flattening took place in the fourth quarter of 2017, as investors sought to understand the potential market impact of federal tax reform legislation, which ultimately passed in late December. During this time, the supply of municipal bonds increased sharply, as issuers, anticipating unfavorable tax-policy changes, rushed debt to market. One of these expected changes — the ability to issue so-called private-activity bonds, a broad category that includes healthcare, private education, and toll road bonds, among others — didn’t make it into the final legislation.

However, another proposed change did come to pass: the elimination of advance refundings. Under the new legislation, issuers wishing to refinance bonds through the issuance of newer debt must do so within 90 days of the bonds’ call dates. Many issuers ultimately opted to bring their debt to market ahead of the law’s passage. This situation led to tighter bond supply in the second half of the Funds’ fiscal year, which, coupled with solid investor demand, provided a tailwind for the municipal bond market.

Continuing a trend in place for several years, bonds of lower-rated municipal issuers again outperformed bonds of higher-quality issuers — a situation known as credit spread narrowing. As investors anticipated that interest rates would continue to rise slowly, lower-rated, higher yielding municipal bonds remained attractive to investors in a continued low-rate environment. Bonds rated below investment grade (below BBB) performed especially well amid strong demand coupled with limited supply of the securities.

The following table, which provides municipal bond performance by credit quality rating for the Funds’ fiscal year, further highlights this trend:

Returns by credit rating
AAA	-0.23%
AA	0.22%
A	0.78%
BBB	2.76%
BB and below	6.21%

Source: Bloomberg.

Focused on credit research

For the three Funds discussed in this report, we maintained a consistent management strategy, which we do regardless of market conditions. We have a bottom-up investment approach, meaning we evaluate individual securities one at a time. We rely on individual credit research to find securities that we believe provide a desirable risk-reward balance.

This approach often leads to substantial allocations within the Funds to bonds in the lower-investment-grade or below-investment-grade credit tiers, where we seek to add value for shareholders through higher yielding bonds that, in our view, display solid underlying credit.

As of the fiscal year end on Aug. 31, 2018, approximately 41% of the net assets of Delaware Tax-Free USA Fund was invested in bonds with credit ratings of A and BBB, the two lowest credit tiers of the investment grade bond universe. Roughly 43% of the net assets of Delaware Tax-Free USA Intermediate Fund was held in these credit tiers.

In addition, both Funds had meaningful allocations to high yield municipal bonds, securities with credit ratings below BBB. By prospectus, these two Funds have the latitude to invest up to 20% of the portfolio in these credit tiers, although the full allocation was not utilized throughout the period. When investing in this segment of the market, we pay close attention to credit risk, focusing on securities that we believe offer sufficiently attractive income relative to the added risk.

Consistent with its mandate, Delaware National High-Yield Municipal Bond Fund had the largest exposure to below-investment-grade bonds of the three Funds. As of Aug. 31, 2018, nearly 60% of the Fund’s net assets was invested in bonds rated below BBB, including nonrated bonds.

Portfolio positioning

We entered this fiscal year generally comfortable with the Funds’ positioning. As a result, we were highly selective about making new purchases, seeking securities that provided what we viewed as a compelling risk-reward trade-off.

In all three Funds, and particularly in the longer-maturity Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, many of our holdings were originally purchased a decade or more ago when significantly higher yields were available. Thus, we have tended not to replace many existing positions with newer bonds, unless we believe they offer sufficient value to justify such an exchange. Once again, that remained our strategy over the past 12 months, and we expect to continue this approach as long as most of the Funds’ existing holdings remain more attractive to us than the new bonds available for purchase.

Notable performance factors

As indicated earlier, bonds with longer maturities tended to outperform shorter-maturity bonds, while lower-rated issues generally performed better than bonds of higher credit quality. Accordingly, many of the Funds’ strongest- and weakest-performing securities during this fiscal year followed this trend.

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds

The leading individual performer in all three Funds, for example, was a position in zero-coupon Golden State tobacco-securitization bonds. These below-investment-grade issues returned 37%, benefiting from continued strong demand coupled with a shrinking national supply of tobacco bonds as several states opted to refund their tobacco-securitization issues during the period. Investors began to anticipate that the Golden State tobacco bonds would be refunded, boosting their price. A separate California tobacco bond issue for Fresno County also performed well, adding to the results of Delaware National High-Yield Municipal Bond Fund.

Another notably strong performer in Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund was a position in nonrated tax-increment-finance bonds of Wyandotte County (Kansas). Although these bonds lacked especially long maturities, their below-investment-grade credit profile provided a tailwind for the securities’ performance. Meanwhile, in Delaware National High-Yield Municipal Bond Fund, zero-coupon bonds for the North Star Charter School in Eagle, Idaho, performed notably well, benefiting from their long maturities and lower credit rating, as well as the school’s improved financial performance relative to past years.

In contrast, the Funds’ biggest individual detractors tended to be bonds displaying some combination of short maturities, higher credit ratings, or both. In Delaware Tax-Free USA Fund, for example, the Fund was hampered by AA-rated San Antonio electric utility bonds maturing in 2024.

Pre-refunded bonds issued for Illinois healthcare provider Memorial Group also hampered this Fund, as well as Delaware Tax-Free USA Intermediate Fund. These securities’ near-term maturity and high credit quality (due to their backing by escrowed US government bonds) resulted in a modestly negative return. A position in New York City Transitional Finance Authority dedicated-tax bonds, which featured the highest possible credit rating of AAA and an eight-year maturity, also detracted from Delaware Tax-Free USA Intermediate Fund.

In Delaware National High-Yield Municipal Bond Fund, the largest detractor was a position in BB-rated Texas bonds for the Buckingham Senior Living Community. Although these securities struggled as the issuer experienced management turnover and a weakening financial position, we are hopeful that a return to an earlier management team could lead to better future financial performance for the securities.

Performance for Delaware National High-Yield Municipal Bond Fund was also hampered by a position in Encore Education charter school bonds. Despite their relatively lower credit rating and longer maturity, the issuer fell short of meeting certain academic standards, causing the bonds to lag during the period, declining more than 3%. We continued to see the issuer as creditworthy, however, and maintained the Fund’s position, anticipating better results in the future.

Performance summaries
Delaware Tax-Free USA Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 11, 1984)
Excluding sales charge	+1.44%	+4.52%	+4.69%	+6.41%
Including sales charge	-3.12%	+3.57%	+4.21%	+6.27%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.68%	+3.73%	+3.90%	+3.69%
Including sales charge	-0.30%	+3.73%	+3.90%	+3.69%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+1.61%	+4.76%	n/a	+5.98%
Including sales charge	+1.61%	+4.76%	n/a	+5.98%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+4.91%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s

Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that

Performance summaries

Delaware Tax-Free USA Fund

contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a Portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.56% of the Fund’s average daily net assets during the period from Sept. 1, 2017 through Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.81%	1.56%	0.56%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance summaries

Delaware Tax-Free USA Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

Institutional Class shares

Average annual total returns from Dec. 31, 2008 (inception date) through Aug. 31, 2018

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2008, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2008.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class C	DUSCX	245909700
Institutional Class	DTFIX	24610H104

Performance summaries
Delaware Tax-Free USA Intermediate Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 7, 1993)
Excluding sales charge	+0.57%	+3.09%	+3.58%	+4.60%
Including sales charge	-2.18%	+2.52%	+3.29%	+4.48%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-0.28%	+2.20%	+2.70%	+3.41%
Including sales charge	-1.25%	+2.20%	+2.70%	+3.41%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+0.75%	+3.22%	n/a	+4.25%
Including sales charge	+0.75%	+3.22%	n/a	+4.25%
Bloomberg Barclays 3–15 Year Blend
Municipal Bond Index	+0.04%	+3.43%	+4.00%	+4.21%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 12. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Sept. 1, 2017 through Aug. 31, 2018.** Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Performance summaries

Delaware Tax-Free USA Intermediate Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.50% of the Fund’s average daily net assets during the period from April 1, 2018 to Aug. 31, 2018.*** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section of this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.93%	1.68%	0.68%
Net expenses (including fee waivers, if any)	0.65%	1.50%	0.50%
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

***For the period Sept. 1, 2017 to March 31, 2018, the waiver was set at 0.60% of the Fund’s average daily net assets. The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through April 1, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

Institutional Class shares

Average annual total returns from Dec. 31, 2008 (inception date) through Aug. 31, 2018

Performance summaries

Delaware Tax-Free USA Intermediate Fund

1The “Performance of a $10,000 investment” graph for Class A share assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2008, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Dec. 31, 2008.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 12. Please note additional details on pages 10 through 14.

The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, US tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class C	DUICX	245909882
Institutional Class	DUSIX	24610H203

Performance summaries
Delaware National High-Yield Municipal Bond Fund	August 31, 2018

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2018

	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 22, 1986)
Excluding sales charge	+3.80%	+6.88%	+6.18%	+6.22%
Including sales charge	-0.87%	+5.91%	+5.69%	+6.07%
Class C (Est. May 26, 1997)
Excluding sales charge	+3.03%	+6.07%	+5.38%	+4.56%
Including sales charge	+2.03%	+6.07%	+5.38%	+4.56%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+4.07%	+7.14%	n/a	+9.04%
Including sales charge	+4.07%	+7.14%	n/a	+9.04%
Bloomberg Barclays Municipal Bond Index	+0.49%	+4.12%	+4.32%	+4.91%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 17. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Performance summaries

Delaware National High-Yield Municipal Bond Fund

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.60% of the Fund’s average daily net assets during the period from Sept. 1, 2017 through Aug. 31, 2018.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section of this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.94%	1.69%	0.69%
Net expenses (including fee waivers, if any)	0.85%	1.60%	0.60%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018.

Performance summaries

Delaware National High-Yield Municipal Bond Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2008 through Aug. 31, 2018

Institutional Class shares

Average annual total returns from Dec. 31, 2008 (inception date) through Aug. 31, 2018

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2008, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2008.

The “Performance of a $10,000 investment” graph for Institutional Class assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2008, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2008.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 17. Please note additional details on pages 15 through 19.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund share classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class C	DVHCX	928928225
Institutional Class	DVHIX	24610H302

Disclosure of Fund expenses

For the six-month period from March 1, 2018 to August 31, 2018 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2018 to Aug. 31, 2018.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Tax-Free USA Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*
Actual Fund return†
Class A	$1,000.00	$1,020.10	0.81%	$4.12
Class C	1,000.00	1,016.20	1.56%	7.93
Institutional Class	1,000.00	1,020.50	0.56%	2.85
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.12	0.81%	$4.13
Class C	1,000.00	1,017.34	1.56%	7.93
Institutional Class	1,000.00	1,022.38	0.56%	2.85

Delaware Tax-Free USA Intermediate Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*
Actual Fund return†
Class A	$1,000.00	$1,017.30	0.67%	$3.41
Class C	1,000.00	1,012.10	1.52%	7.71
Institutional Class	1,000.00	1,017.20	0.52%	2.64
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.83	0.67%	$3.41
Class C	1,000.00	1,017.54	1.52%	7.73
Institutional Class	1,000.00	1,022.58	0.52%	2.65

Disclosure of Fund expenses

For the six-month period from March 1, 2018 to August 31, 2018 (Unaudited)

Delaware National High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratio	Expenses Paid During Period 3/1/18 to 8/31/18*
Actual Fund return†
Class A	$1,000.00	$1,029.90	0.85%	$4.35
Class C	1,000.00	1,026.00	1.60%	8.17
Institutional Class	1,000.00	1,031.10	0.60%	3.07
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

*“

Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free USA Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.68%
Corporate Revenue Bonds	14.78%
Education Revenue Bonds	6.25%
Electric Revenue Bonds	2.97%
Healthcare Revenue Bonds	13.09%
Lease Revenue Bonds	3.95%
Local General Obligation Bonds	10.63%
Pre-Refunded/Escrowed to Maturity Bonds	16.76%
Special Tax Revenue Bonds	6.47%
State General Obligation Bonds	8.43%
Transportation Revenue Bonds	14.09%
Water & Sewer Revenue Bonds	1.26%
Short-Term Investments	1.31%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free USA Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	1.24%
Alaska	0.86%
Arizona	4.61%
California	17.46%
Colorado	2.58%
Connecticut	1.38%
Delaware	0.13%
Florida	0.73%
Georgia	1.00%
Illinois	7.04%
Indiana	0.74%
Kansas	0.24%
Louisiana	0.42%
Maryland	7.65%
Massachusetts	1.43%
Minnesota	1.34%
Mississippi	0.76%
Missouri	2.06%
Nebraska	2.04%
New Jersey	6.86%

Security type / sector / state / territory allocations

Delaware Tax-Free USA Fund

State / territory	Percentage of net assets
New York	13.68%
North Carolina	1.92%
Ohio	4.62%
Oklahoma	3.04%
Oregon	0.18%
Pennsylvania	3.13%
Tennessee	0.95%
Texas	7.75%
US Virgin Islands	0.06%
Utah	0.66%
Virginia	1.88%
Wisconsin	1.55%
Total Value of Securities	99.99%

Security type / sector / state / territory allocations
Delaware Tax-Free USA Intermediate Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.97%
Corporate Revenue Bonds	16.26%
Education Revenue Bonds	5.19%
Electric Revenue Bonds	3.25%
Healthcare Revenue Bonds	9.44%
Lease Revenue Bonds	4.69%
Local General Obligation Bonds	5.72%
Pre-Refunded/Escrowed to Maturity Bonds	11.20%
Special Tax Revenue Bonds	9.22%
State General Obligation Bonds	14.74%
Transportation Revenue Bonds	16.08%
Water & Sewer Revenue Bonds	3.18%
Short-Term Investments	1.31%
Total Value of Securities	100.28%
Liabilities Net of Receivables and Other Assets	(0.28%)
Total Net Assets	100.00%
*As of the date of this report, Delaware Tax-Free USA Intermediate Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Alabama	1.05%
Alaska	0.54%
Arizona	9.89%
California	15.93%
Colorado	3.35%
Connecticut	1.59%
Delaware	0.14%
Florida	1.64%
Georgia	0.79%
Guam	0.55%
Idaho	0.57%
Illinois	5.69%
Iowa	0.09%
Kansas	0.30%
Louisiana	2.72%
Maryland	2.75%
Massachusetts	1.27%
Michigan	0.79%
Minnesota	2.71%
Mississippi	1.31%

Security type / sector / state / territory allocations

Delaware Tax-Free USA Intermediate Fund

State / territory	Percentage of net assets
Missouri	1.14%
Montana	0.09%
New Jersey	4.12%
New York	15.88%
Ohio	2.17%
Oklahoma	0.56%
Oregon	1.20%
Pennsylvania	5.69%
Tennessee	0.81%
Texas	9.30%
Utah	0.45%
Virginia	2.40%
Washington	1.26%
Wisconsin	1.54%
Total Value of Securities	100.28%

Security type / sector / state / territory allocations
Delaware National High-Yield Municipal Bond Fund	As of August 31, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.11%
Corporate Revenue Bonds	21.76%
Education Revenue Bonds	13.48%
Electric Revenue Bonds	0.17%
Healthcare Revenue Bonds	27.58%
Housing Revenue Bonds	0.53%
Lease Revenue Bonds	4.53%
Local General Obligation Bonds	3.60%
Pre-Refunded/Escrowed to Maturity Bonds	6.78%
Resource Recovery Revenue Bonds	1.35%
Special Tax Revenue Bonds	6.90%
State General Obligation Bonds	2.84%
Transportation Revenue Bonds	6.78%
Water & Sewer Revenue Bonds	2.81%
Short-Term Investment	0.09%
Total Value of Securities	99.20%
Receivables and Other Assets Net of Liabilities	0.80%
Total Net Assets	100.00%
*As of the date of this report, Delaware National High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Alabama	3.38%
Alaska	0.65%
Arizona	5.47%
California	16.10%
Colorado	3.02%
Connecticut	0.20%
Delaware	0.65%
District of Columbia	0.52%
Florida	3.09%
Georgia	0.57%
Hawaii	1.09%
Idaho	0.64%
Illinois	8.98%
Indiana	0.95%
Iowa	0.51%
Kansas	0.56%
Kentucky	1.30%
Louisiana	1.32%

Security type / sector / state / territory allocations

Delaware National High-Yield Municipal Bond Fund

State / territory	Percentage of net assets
Maine	0.14%
Maryland	1.47%
Massachusetts	0.08%
Michigan	0.64%
Minnesota	1.94%
Mississippi	0.08%
Missouri	2.10%
Montana	0.10%
Nebraska	0.63%
Nevada	0.70%
New Hampshire	0.11%
New Jersey	4.60%
New York	8.60%
North Carolina	0.46%
Ohio	6.83%
Oklahoma	0.83%
Oregon	0.43%
Pennsylvania	5.31%
Puerto Rico	0.45%
South Carolina	0.07%
Tennessee	0.43%
Texas	6.44%
Utah	0.10%
Vermont	0.09%
Virginia	2.86%
Washington	1.43%
West Virginia	0.20%
Wisconsin	3.00%
Wyoming	0.08%
Total Value of Securities	99.20%

Schedules of investments
Delaware Tax-Free USA Fund	August 31, 2018

	Principal amount°	Value (US $)
Municipal Bonds – 98.68%
Corporate Revenue Bonds – 14.78%
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	12,000,000	$12,076,080
Series A-2 6.50% 6/1/47	3,160,000	3,225,507
Central Plains, Nebraska Energy Project
(Project No. 3)
Series A 5.00% 9/1/31	2,810,000	3,275,701
Series A 5.00% 9/1/35	2,160,000	2,538,799
Series A 5.00% 9/1/42	5,000,000	5,965,350
Florida Development Finance Corporation Revenue
(Brightline Passenger Rail Project) 144A 5.625% 1/1/47 (AMT)#•	1,570,000	1,640,477
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Series A-1 5.00% 6/1/47	3,660,000	3,762,663
Series A-1 5.25% 6/1/47	3,860,000	4,027,138
(Capital Appreciation-Asset-Backed) Series B
1.548% 6/1/47 ^	9,410,000	1,670,557
Lower Alabama Gas District
Series A 5.00% 9/1/34	4,400,000	5,155,612
M-S-R Energy Authority, California Gas Revenue
Series A 6.125% 11/1/29	1,915,000	2,383,888
Series B 6.50% 11/1/39	8,485,000	11,917,946
Series C 6.50% 11/1/39	1,500,000	2,106,885
New Jersey Economic Development Authority Revenue
(Continental Airlines Project) Series B
5.625% 11/15/30 (AMT)	1,365,000	1,543,665
New York City, New York Industrial Development Agency
(Brooklyn Navy Yard Cogeneration Partners)
5.75% 10/1/36 (AMT)	2,475,000	2,497,894
New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	685,000	848,092
(Second Priority - Bank of America Tower) Class 3
6.375% 7/15/49	1,000,000	1,049,430
New York Transportation Development Corporation Special Facility Revenue
(American Airlines Inc. John F. Kennedy International Airport Project) 5.00% 8/1/31 (AMT)	2,000,000	2,088,320
(Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopement Project)
4.00% 1/1/36 (AMT)	910,000	921,994
5.00% 1/1/36 (AMT)	1,800,000	1,996,470

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Northern Tobacco Securitization Corporation Revenue, Alaska
(Tobacco Settlement Asset-Backed Bonds) Series A
5.00% 6/1/46	1,785,000	$1,793,140
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	1,600,000	1,901,520
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,940,000	2,176,253
Tobacco Settlement Financing, New Jersey
Series A 5.00% 6/1/46	800,000	874,080
Series B 5.00% 6/1/46	2,080,000	2,246,296
Tobacco Settlement Financing, Virginia
(Capital Appreciation) Series C 2.419% 6/1/47 ^	31,035,000	3,554,438
Valparaiso, Indiana
(Pratt Paper, LLC Project) 7.00% 1/1/44 (AMT)	1,780,000	2,084,736

		85,322,931

Education Revenue Bonds – 6.25%
Arizona Industrial Development Authority Revenue
(American Charter Schools Foundation Project) 144A
6.00% 7/1/47 #	1,385,000	1,457,477
Auburn University, Alabama General Fee Revenue
Series A 5.00% 6/1/33	1,720,000	2,026,074
California Educational Facilities Authority Revenue
(Loma Linda University) Series A 5.00% 4/1/47	1,000,000	1,118,880
California State University
(Systemwide) Series A 5.00% 11/1/42	700,000	808,311
Illinois Finance Authority Revenue
(University of Illinois at Chicago Project)
Series A 5.00% 2/15/47	1,860,000	2,011,739
Series A 5.00% 2/15/50	540,000	581,942
Kent County, Delaware
(Delaware State University Project) Series A
5.00% 7/1/53	710,000	758,486
New Jersey Economic Development Authority
(Provident Group - Montclair State University)
5.00% 6/1/42 (AGM)	1,250,000	1,378,175
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(University Properties Inc. - East Stroudsburg University of Pennsylvania) 5.00% 7/1/31	3,000,000	3,108,660

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Phoenix, Arizona Industrial Development Authority Education Revenue
(Downtown Phoenix Student Housing, LLC - Arizona State University Project) Series A 5.00% 7/1/37	650,000	$717,333
Pima County, Arizona Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	655,000	661,458
144A 5.00% 6/15/52 #	560,000	563,595
University of California
Series AZ 5.00% 5/15/48	5,000,000	5,790,000
Series AZ 5.25% 5/15/58	2,860,000	3,363,474
(Limited Project) Series M 5.00% 5/15/42	10,190,000	11,739,084

		36,084,688

Electric Revenue Bonds – 2.97%
Electric and Gas Systems Revenue San Antonio, Texas
5.25% 2/1/24	2,500,000	2,893,450
Long Island, New York Power Authority Electric System Revenue
5.00% 9/1/47	1,605,000	1,811,740
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,610,000	5,262,177
(Salt River Project Electric System) 5.00% 1/1/30	6,000,000	7,185,060

		17,152,427

Healthcare Revenue Bonds – 13.09%
Alachua County, Florida Health Facilities Authority
(Oak Hammock University) Series A 8.00% 10/1/42	1,000,000	1,149,180
Allegheny County, Pennsylvania Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue)
Series A 4.00% 4/1/44	1,800,000	1,780,038
Series A 5.00% 4/1/47	1,800,000	1,970,406
Apple Valley, Minnesota
(Senior Living, LLC Project Fourth Tier) Series D
7.25% 1/1/52	2,500,000	2,529,150
(Senior Living, LLC Project Second Tier) Series B
5.00% 1/1/47	2,500,000	2,566,725
California Health Facilities Financing Authority Revenue
(Kaiser Permanente) Series A-2 5.00% 11/1/47	2,105,000	2,692,632
(Sutter Health)
Series A 4.00% 11/15/42	1,000,000	1,033,410
Series A 5.00% 11/15/38	1,000,000	1,152,680

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Municipal Finance Authority Revenue
(Community Medical Centers) Series A 5.00% 2/1/42	2,550,000	$2,824,405
California Statewide Communities Development Authority Revenue
(Loma Linda University Medical Center)
Series A 144A 5.25% 12/1/43 #	2,200,000	2,438,612
Series A 144A 5.25% 12/1/48 #	285,000	314,452
Series A 144A 5.50% 12/1/58 #	1,465,000	1,617,082
Colorado Health Facilities Authority Revenue
(American Baptist) 8.00% 8/1/43	2,040,000	2,328,701
(Mental Health Center Denver Project) Series A
5.75% 2/1/44	1,875,000	2,075,231
Cuyahoga County, Ohio
(The Metro Health System)
5.25% 2/15/47	2,235,000	2,416,840
5.50% 2/15/57	3,000,000	3,283,710
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	3,690,000	3,808,707
Maricopa County, Arizona Industrial Development Authority Senior Living Facility Revenue Bonds
(Christian Care Surprise, Inc. Project) 144A
6.00% 1/1/48 #	1,195,000	1,220,764
Maryland Health & Higher Educational Facilities Authority Revenue
(Adventist Healthcare Obligated) Series A 5.50% 1/1/46	2,000,000	2,225,440
Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facilities Building
(Vanderbilt University Medical Center) 5.00% 7/1/46	5,000,000	5,491,150
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Foulkeways At Gwynedd Project) 5.00% 12/1/46	1,500,000	1,614,420
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	2,250,000	2,410,717
New Hope, Texas Cultural Education Facilities
(Cardinal Bay - Village on the Park)
Series A1 4.00% 7/1/36	310,000	314,359
Series A1 5.00% 7/1/46	770,000	834,149
Series B 4.25% 7/1/36	465,000	474,286
Series B 5.00% 7/1/46	770,000	814,876
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/34 #	400,000	441,964

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/35 #	1,200,000	$1,322,100
144A 5.00% 12/1/37 #	800,000	877,008
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project)
Series A 5.875% 1/1/31	1,555,000	1,612,862
Oklahoma Development Finance Authority Health System Revenue
(OU Medicine Project) Series B 5.50% 8/15/57	1,970,000	2,232,936
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,000,000	3,065,190
Oregon Health & Science University Revenue
(Capital Appreciation Insured) Series A
5.757% 7/1/21 (NATL)^	1,160,000	1,052,688
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	120,000	136,786
Series A 7.50% 6/1/49	610,000	699,676
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project) Series A 144A
6.75% 12/1/53 #	2,850,000	2,949,665
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project) Series A 144A
5.00% 6/1/36 #	540,000	551,777
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,350,000	2,662,738
Tarrant County, Texas Cultural Education Facilities Finance Corporation Retirement Facility Revenue
(Buckner Senior Living - Ventana Project)
6.625% 11/15/37	1,000,000	1,107,410
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	1,000,000	1,068,270
(Mirabella At ASU Project) Series A 144A
6.125% 10/1/52 #	690,000	760,842
Wisconsin Health & Educational Facilities Authority Revenue
(Covenant Communities, Inc. Project) Series A1
4.00% 7/1/48	3,715,000	3,651,213

		75,575,247

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds – 3.95%
Metropolitan Pier & Exposition Authority, Illinois
(McCormick Place Expansion Project) Series A
5.00% 6/15/57	1,620,000	$1,728,896
New Jersey Economic Development Authority
(School Facilities Construction) Series GG 5.75% 9/1/23	100,000	107,294
(State Government Buildings Project) Series A
5.00% 6/15/47	2,250,000	2,426,445
New Jersey Transportation Trust Fund Authority
Series B 5.50% 6/15/31	5,000,000	5,292,150
(Federal Highway Reimbursement) Series A
5.00% 6/15/31	2,450,000	2,714,037
(Transportation Program) Series AA 5.00% 6/15/24	5,000,000	5,361,800
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 144A
5.75% 10/1/31 (AMT)#	2,245,000	2,263,499
St. Louis, Missouri Industrial Development Authority Leasehold Revenue
(Convention Center Hotel) 5.80% 7/15/20 (AMBAC)^	3,035,000	2,886,710

		22,780,831

Local General Obligation Bonds – 10.63%
Anne Arundel County, Maryland
5.00% 10/1/25	5,370,000	6,318,933
Chicago, Illinois
Series A 5.25% 1/1/29	2,020,000	2,159,824
Series A 6.00% 1/1/38	595,000	674,438
Chicago, Illinois Board of Education
5.00% 4/1/42	1,060,000	1,142,638
5.00% 4/1/46	1,085,000	1,166,310
Series G 5.00% 12/1/44	1,000,000	1,026,730
Series H 5.00% 12/1/36	1,395,000	1,443,950
Series H 5.00% 12/1/46	1,775,000	1,819,765
Los Angeles, California Community College District
Series C 5.00% 8/1/25	2,500,000	2,995,725
Mecklenburg, North Carolina
Series A 5.00% 9/1/25	8,000,000	9,438,080
Montgomery, Maryland
Series A 5.00% 11/1/28	5,755,000	6,627,688
New York City, New York
Series E-1 5.00% 3/1/44	5,000,000	5,709,550
Series F-1 5.00% 4/1/45	1,755,000	2,004,315
Subseries D-1 5.00% 10/1/36	6,500,000	7,025,655
Subseries I-1 5.375% 4/1/36	225,000	229,608

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Prince George’s County, Maryland
(Consolidated Public Improvement) Series A
5.00% 9/15/24	10,000,000	$11,597,000

		61,380,209

Pre-Refunded/Escrowed to Maturity Bonds – 16.76%
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.25% 11/1/39-19§	5,500,000	5,788,915
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45-20§	5,295,000	5,680,476
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30-20§	8,230,000	8,775,237
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	2,500,000	2,610,175
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45-20§	4,440,000	4,797,509
California State
Various Purposes
6.00% 4/1/38-19§	1,435,000	1,473,315
6.50% 4/1/33-19§	1,395,000	1,436,208
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21§	5,160,000	5,633,275
Fairfax County, Virginia Industrial Development Authority
(Inova Health) 5.50% 5/15/35-19§	1,635,000	1,678,703
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers) 7.00% 8/15/44-19§	3,000,000	3,147,720
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28-21§	6,000,000	6,661,800
Koyukuk, Alaska Revenue
(Tanana Chiefs Conference Health Care Facility Project)
7.75% 10/1/41-19§	3,000,000	3,187,650
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	2,190,000	2,448,398
Maryland Economic Development Corporation Revenue
(Transportation Facilities Project) Series A
5.75% 6/1/35-20§	5,075,000	5,427,357
Massachusetts Development Finance Agency
(Harvard University) Series B-2 5.25% 2/1/34-21§	5,000,000	5,411,600
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair State University)
5.875% 6/1/42-20§	4,225,000	4,527,341

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
New Jersey Economic Development Authority Revenue
(School Facilities Construction) Series G
5.75% 9/1/23-21§	900,000	$985,914
New Jersey Educational Facilities Authority Revenue
(University of Medicine & Dentistry) Series B
7.50% 12/1/32-19§	1,435,000	1,497,222
New York City, New York
Subordinate Series I-1 5.375% 4/1/36-19§	1,610,000	1,645,855
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.50% 12/1/21-18§	2,260,000	2,286,713
Oklahoma State Turnpike Authority Revenue
(First Senior) 6.00% 1/1/22	13,535,000	15,299,016
Phoenix, Arizona Civic Improvement Corporation Airport Revenue Junior Lien
Series A 5.00% 7/1/26-20§	1,800,000	1,906,092
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40-20§	1,500,000	1,637,685
Southwestern Illinois Development Authority Revenue
(Memorial Group Inc.) 7.125% 11/1/43-23§	2,000,000	2,481,940
Virgin Islands Public Finance Authority Revenue
Series A 7.30% 10/1/18	330,000	331,376

		96,757,492

Special Tax Revenue Bonds – 6.47%
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	2,000,000	2,038,480
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Centre Hotel Project - TIF Financing) Series B 144A 5.00% 2/1/50 #	725,000	740,776
Massachusetts School Building Authority
Series C 5.00% 8/15/31	2,500,000	2,863,550
Mosaic, Virginia District Community Development Authority Revenue
Series A 6.875% 3/1/36	3,980,000	4,300,470
New Jersey Economic Development Authority Revenue
(Cigarette Tax) 5.00% 6/15/28	2,695,000	2,863,249
New York City, New York Industrial Development Agency
(Yankee Stadium) 7.00% 3/1/49 (AGC)	1,000,000	1,025,290

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
New York City, New York Transitional Finance Authority
(Future Tax Secured Fiscal 2011)
Series C 5.25% 11/1/25	4,430,000	$4,761,364
Series D-1 5.00% 2/1/26	3,000,000	3,217,620
(Future Tax Secured Fiscal 2014) Series A-1
5.00% 11/1/42	10,000,000	11,120,000
Public Finance Authority, Wisconsin
(American Dream @ Meadowlands Project) 144A
7.00% 12/1/50 #	2,155,000	2,494,779
Tampa, Florida Sports Authority Revenue Sales Tax
(Tampa Bay Arena Project) 5.75% 10/1/20 (NATL)	535,000	557,363
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax - Vacation Village Project Area 1 and 2A)
Series 2015A 5.75% 9/1/32	1,280,000	1,364,762

		37,347,703

State General Obligation Bonds – 8.43%
California State
5.25% 11/1/40	3,795,000	4,073,022
Various Purposes
5.00% 8/1/27	2,500,000	2,981,350
5.00% 10/1/29	5,000,000	5,626,600
5.00% 10/1/47	2,145,000	2,438,286
Unrefunded 6.00% 4/1/38	2,625,000	2,690,021
Unrefunded 6.50% 4/1/33	1,175,000	1,207,853
Connecticut State
Series B 5.00% 6/15/35	2,475,000	2,689,385
Series E 5.00% 9/15/35	2,500,000	2,778,550
Series E 5.00% 9/15/37	2,250,000	2,486,790
Illinois State
5.00% 1/1/29	5,405,000	5,685,249
5.00% 5/1/36	480,000	495,950
5.00% 11/1/36	1,780,000	1,858,623
5.00% 2/1/39	830,000	853,290
Series A 5.00% 4/1/38	785,000	809,869
Maryland State
Series A 5.00% 3/15/26	5,000,000	5,916,850
Series A 5.00% 3/15/28	5,000,000	6,063,350

		48,655,038

Transportation Revenue Bonds – 14.09%
California Municipal Finance Authority
(LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	3,790,000	4,225,433

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Chicago, Illinois O’Hare International Airport
Series B 5.00% 1/1/33	2,345,000	$2,590,428
Series D 5.25% 1/1/42	2,000,000	2,270,800
Dallas, Texas Love Field
5.00% 11/1/35 (AMT)	1,000,000	1,117,610
5.00% 11/1/36 (AMT)	1,000,000	1,115,340
Denver, Colorado City & County Airport System Revenue
Series A 5.00% 12/1/48 (AMT)	7,000,000	7,826,350
Harris County, Texas Toll Road Authority
Senior Lien Series A 5.00% 8/15/27	3,750,000	4,483,913
New Jersey Turnpike Authority
Series A 5.00% 1/1/28	5,000,000	5,679,000
New York State Thruway Authority
Series L 5.00% 1/1/23	3,000,000	3,365,520
North Texas Tollway Authority Revenue
(Second Tier) Series A 5.00% 1/1/34	5,000,000	5,565,700
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal)
Series 8 6.00% 12/1/42	4,735,000	5,157,315
Series 8 6.50% 12/1/28	5,500,000	5,749,480
Salt Lake City, Utah Airport Revenue
Series B 5.00% 7/1/42	3,350,000	3,818,431
South Jersey Port, New Jersey
(Subordinated Marine Terminal)
Series A 5.00% 1/1/49	450,000	493,515
Series B 5.00% 1/1/42 (AMT)	450,000	489,087
Series B 5.00% 1/1/48 (AMT)	1,035,000	1,119,849
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International)
Series A-1 6.625% 7/1/34	5,995,000	6,221,251
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	5,715,000	6,172,543
7.50% 6/30/33	1,560,000	1,703,083
(NTE Mobility Partners)
6.75% 6/30/43 (AMT)	2,490,000	2,895,845
6.875% 12/31/39	5,500,000	5,819,660
7.00% 12/31/38 (AMT)	1,830,000	2,157,533
Virginia Small Business Financing Authority Revenue
(Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	1,220,000	1,324,969

		81,362,655

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 1.26%
Dominion, Colorado Water & Sanitation District
5.75% 12/1/36	2,500,000	$2,646,425
Southern California Water Replenishment District
5.00% 8/1/33	2,000,000	2,308,420
5.00% 8/1/34	2,000,000	2,301,580

		7,256,425

Total Municipal Bonds (cost $543,732,224)		569,675,646

Short-Term Investments – 1.31%

Variable Rate Demand Notes – 1.31%¤
California Statewide Communities Development Authority Revenue (Rady Children’s Hospital - San Diego) Series B
1.27% 8/15/47 (LOC - Wells Fargo Bank N.A.)	1,505,000	1,505,000
Geisinger Authority, Pennsylvania Health System Revenue
(Geisinger Health System) Series A
1.47% 10/1/43 (SPA - Wells Fargo Bank N.A.)	1,200,000	1,200,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA) Series A
1.54% 12/1/30	725,000	725,000
(Chevron USA) Series A
1.54% 11/1/35	1,700,000	1,700,000
(Chevron USA) Series I
1.54% 11/1/35	1,950,000	1,950,000
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue (The Children’s Hospital Of Philadelphia Project) Series B
1.43% 7/1/41 (SPA - Wells Fargo Bank N.A.)	400,000	400,000
Phoenix, Arizona Industrial Development Authority Health Care Revenue (Mayo Clinic) Series B
1.52% 11/15/52 (SPA - Wells Fargo Bank N.A.)	100,000	100,000

Total Short-Term Investments (cost $7,580,000)		7,580,000

Total Value of Securities – 99.99% (cost $551,312,224)		$577,255,646

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $22,316,327, which represents 3.87% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the

Schedules of investments

Delaware Tax-Free USA Fund

issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free USA Intermediate Fund	August 31, 2018

	Principal amount°	Value (US $)
Municipal Bonds – 98.97%
Corporate Revenue Bonds – 16.26%
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	7,025,000	$7,069,539
Series A-2 6.50% 6/1/47	3,570,000	3,644,006
Chandler, Arizona Industrial Development Revenue Bonds
(Intel Corporation Project) 2.70% 12/1/37 (AMT)•	3,000,000	3,009,630
Chesterfield County, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power) Series A 5.00% 5/1/23	1,460,000	1,488,733
Commonwealth of Pennsylvania Financing Authority
(Tobacco Master Settlement Payment) 5.00% 6/1/27	2,000,000	2,297,100
Denver City & County, Colorado Special Facilities Airport Revenue
(United Airlines Project) 5.00% 10/1/32 (AMT)	1,190,000	1,275,704
Florida Development Finance Corporation Revenue
(Brightline Passenger Rail Project) 144A 5.625% 1/1/47 (AMT)#•	1,785,000	1,865,129
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Bonds)
Series A-1 5.00% 6/1/26	850,000	976,081
Series A-1 5.00% 6/1/47	2,000,000	2,056,100
(Capital Appreciation Asset-Backed)
Series A 1.548% 6/1/47 ^	5,885,000	1,044,764
Houston, Texas Airport System Revenue
(United Airlines) 5.00% 7/1/29 (AMT)	3,010,000	3,257,362
Illinois Railsplitter Tobacco Settlement Authority
5.25% 6/1/20	7,160,000	7,540,411
Lower Alabama Gas District
Series A 5.00% 9/1/34	4,850,000	5,682,891
Maricopa County, Arizona Corporation Pollution Control Revenue
(Public Service - Palo Verde Project) Series B
5.20% 6/1/43 •	6,000,000	6,291,540
Maryland Economic Development Corporation Pollution Control Revenue
(Potomac Electric Project) 6.20% 9/1/22	1,780,000	1,818,039
Michigan Tobacco Settlement Finance Authority
Series A 6.00% 6/1/34	810,000	813,815
Nassau County, New York Tobacco Settlement
(Asset-Backed) Series A-3 5.125% 6/1/46	855,000	845,877

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines Project) Series B
5.625% 11/15/30 (AMT)	1,890,000	$2,137,382
New Jersey Tobacco Settlement Financing Corporation
Series A 5.00% 6/1/46	755,000	824,913
Series B 5.00% 6/1/46	1,965,000	2,122,102
New York City, New York Industrial Development Agency
(Brooklyn Navy Yard Cogeneration Partners)
5.75% 10/1/36 (AMT)	1,835,000	1,851,974
New York Transportation Development Special Facilities Revenue
(American Airlines John F. Kennedy International Airport Project) 5.00% 8/1/21 (AMT)	610,000	651,761
(Delta Airlines, Inc.-LaGuardia Airport Terminals C&D Redevelopment Project) 5.00% 1/1/34 (AMT)	3,000,000	3,337,500
Northern Alaska Tobacco Securitization Corporation Revenue
(Tobacco Settlement Asset-Backed Bonds) Series A
5.00% 6/1/46	2,900,000	2,913,224
Public Authority for Colorado Energy Natural Gas Revenue
6.50% 11/15/38	5,000,000	6,882,450
Salt Verde, Arizona Financial Corporation Senior Gas Revenue
5.00% 12/1/32	3,750,000	4,408,650
5.25% 12/1/24	3,050,000	3,484,290
Tobacco Settlement Financing Corporation, Virginia
(Capital Appreciation Asset-Backed) Series C
2.419% 6/1/47 ^	29,400,000	3,367,182
TSASC, New York
Series A 5.00% 6/1/30	475,000	531,634
Series A 5.00% 6/1/31	475,000	529,354
Tulsa, Oklahoma Airports Improvement Trust
(American Airlines) 5.00% 6/1/35 (AMT)•	975,000	1,046,926
Wisconsin Public Finance Authority Exempt Facilities Revenue
(National Gypsum) 5.25% 4/1/30 (AMT)	2,905,000	3,099,606

		88,165,669

Education Revenue Bonds – 5.19%
Arizona Industrial Development Authority Revenue
(American Charter Schools Foundation Project) 144A
6.00% 7/1/37 #	1,420,000	1,506,663

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Bucks County, Pennsylvania Industrial Development Authority Revenue
(School Lane Charter School) 5.125% 3/15/36	2,000,000	$2,149,240
California State University
(Systemwide) Series A 5.00% 11/1/31	2,000,000	2,374,940
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	2,215,000	2,559,277
Illinois Finance Authority Revenue
(University of Illinois at Chicago)
Series A 5.00% 2/15/29	400,000	448,012
Series A 5.00% 2/15/31	365,000	404,953
Series A 5.00% 2/15/37	430,000	469,491
Kent County, Delaware
(Delaware State University Project)
Series A 5.00% 7/1/40	310,000	334,409
Series A 5.00% 7/1/48	420,000	450,362
Massachusetts State Health & Educational Facilities Authority Revenue
(Massachusetts Institute of Technology) Series M
5.25% 7/1/20	3,000,000	3,194,700
Miami-Dade County, Florida Educational Facilities Authority
(University of Miami)
Series A 5.00% 4/1/30	520,000	588,562
Series A 5.00% 4/1/31	1,090,000	1,230,229
New York City, New York Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/21	3,025,000	3,248,427
New York State Dormitory Authority Revenue
(Non State Supported Debt - Rockefeller University)
Series A 5.00% 7/1/27	1,055,000	1,084,160
(Touro College & University System) Series A
5.25% 1/1/34	1,335,000	1,459,235
Pennsylvania Higher Educational Facilities Authority Revenue
(Unrefunded Drexel University) Series A 5.25% 5/1/25	310,000	333,253
Phoenix, Arizona Industrial Development Authority Housing Revenue
(Downtown Phoenix Student Housing, LLC-Arizona State University Project)
Series A 5.00% 7/1/30	350,000	396,102
Series A 5.00% 7/1/32	235,000	263,867

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pima County, Arizona Industrial Development Authority Education Revenue
(Facility American Leadership Academy Project)
144A 5.00% 6/15/47 #	745,000	$752,346
144A 5.00% 6/15/52 #	640,000	644,109
University of Texas Permanent University Fund
Series B 5.00% 7/1/27	3,715,000	4,262,925

		28,155,262

Electric Revenue Bonds – 3.25%
California State Department of Water Resources Power Supply Revenue
Series N 5.00% 5/1/21	3,580,000	3,910,828
Long Island, New York Power Authority
5.00% 9/1/33	250,000	288,500
5.00% 9/1/35	1,000,000	1,146,370
New York State Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/33	1,500,000	1,730,790
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,000,000	4,565,880
(Salt River Project Electric System) 5.00% 1/1/30	5,000,000	5,987,550

		17,629,918

Healthcare Revenue Bonds – 9.44%
Arizona Health Facilities Authority
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/30	5,000,000	5,579,950
Berks County, Pennsylvania Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3
5.25% 11/1/24	2,205,000	2,291,304
California Health Facilities Financing Authority
(Kaiser Permanente) Series A1 5.00% 11/1/27	4,100,000	5,016,678
California Statewide Communities Development Authority
(Loma Linda University Medical Center)
Series A 144A 5.00% 12/1/33 #	400,000	444,944
Series A 144A 5.00% 12/1/41 #	1,685,000	1,821,721
Series A 5.25% 12/1/34	2,790,000	3,063,001
Series A 144A 5.25% 12/1/38 #	600,000	669,714
Series A 144A 5.25% 12/1/43 #	800,000	886,768
Capital Trust Agency, Florida
(Tuscan Gardens Senior Living Center) 7.00% 4/1/35	1,630,000	1,640,937
Cuyahoga County, Ohio
(The Metrohealth System) 5.00% 2/15/37	1,000,000	1,070,300

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Dauphin County, Pennsylvania General Authority
(Pinnacle Health System Project) Series A 6.00% 6/1/29	1,780,000	$1,831,371
Iowa Finance Authority Senior Housing Revenue Bonds
(PHS Council Bluffs, Inc. Project) 5.00% 8/1/33	500,000	505,795
Kalispell, Montana
(Immanuel Lutheran Corporation Project) Series A
5.25% 5/15/32	435,000	460,800
Lancaster County, Pennsylvania Hospital Authority
(Brethren Village Project)
5.00% 7/1/31	440,000	481,659
5.00% 7/1/32	440,000	479,930
(University of Pennsylvania Health System Obligation)
Series A 5.00% 8/15/33	2,430,000	2,795,326
Maricopa County, Arizona Industrial Development Authority Revenue
(Banner Health Obligation Group) Series A
5.00% 1/1/32	3,000,000	3,448,380
(Christian Care Surprise, Inc. Project) 144A
5.75% 1/1/36 #	1,500,000	1,520,640
Maryland Health & Higher Educational Facilities Authority Revenue
(Adventist Healthcare Obligated) Series A 5.50% 1/1/36	2,000,000	2,274,160
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 5.625% 7/1/30	2,440,000	2,606,945
New York State Dormitory Authority Revenue
(Orange Regional Medical Center)
144A 5.00% 12/1/31 #	1,000,000	1,114,430
144A 5.00% 12/1/32 #	1,100,000	1,223,244
144A 5.00% 12/1/33 #	1,000,000	1,108,070
Oklahoma Development Finance Authority Health System Revenue
(OU Medicine Project) Series B 5.25% 8/15/43	1,790,000	2,007,968
Prince George’s County, Maryland
(Collington Episcopal Life Care Community)
5.00% 4/1/31	2,000,000	2,121,520
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project) Series A 144A
4.625% 6/1/36 #	1,460,000	1,436,465
Public Finance Authority, Wisconsin Senior Living Revenue
(Mary’s Woods at Marylhurst Project) 144A
5.00% 5/15/29 #	500,000	547,280

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Rochester, Minnesota Health Care Facilities Revenue
(Mayo Clinic) Series C 4.50% 11/15/38 •	2,540,000	$2,728,951

		51,178,251

Lease Revenue Bonds – 4.69%
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.125% 11/1/23	465,000	500,968
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Enhanced) Series A 5.00% 6/1/35	3,000,000	3,379,080
Idaho Building Authority Revenue
(Health & Welfare Project) Series A 5.00% 9/1/24	2,800,000	3,065,468
Los Angeles County, California
(Disney Concert Hall Parking) 5.00% 3/1/23	2,395,000	2,722,971
New Jersey State Transportation Trust Fund Authority
Series B 5.50% 6/15/31	5,000,000	5,292,150
(Highway Reimbursement) Series A 5.00% 6/15/30	2,415,000	2,685,746
New York Liberty Development Revenue
(World Trade Center Project) Class 2-3 144A
5.15% 11/15/34 #	1,000,000	1,099,560
New York State Dormitory Authority Revenue
(Health Facilities Improvement Program)
5.00% 1/15/28	750,000	896,618
5.00% 1/15/29	3,100,000	3,680,568
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 144A
5.00% 10/1/23 (AMT)#	2,085,000	2,105,391

		25,428,520

Local General Obligation Bonds – 5.72%
Chesterfield County, Virginia
Series B 5.00% 1/1/22	4,070,000	4,481,151
Chicago, Illinois
Series A 5.25% 1/1/29	640,000	684,301
Series C 5.00% 1/1/26	1,280,000	1,396,966
Chicago, Illinois Board of Education
5.00% 4/1/35	825,000	896,833
5.00% 4/1/36	320,000	347,373
(Dedicated Revenues)
Series C 5.00% 12/1/30	2,160,000	2,274,134
Series C 5.00% 12/1/34	2,160,000	2,245,730

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Conroe, Texas Independent School District
5.00% 2/15/25 (PSF)	3,070,000	$3,209,409
Fort Worth, Texas Independent School District
(School Building) 5.00% 2/15/27 (PSF)	2,000,000	2,278,120
New York City, New York
Series A-1 5.00% 8/1/19	5,000	5,027
Series E 5.00% 8/1/23	3,685,000	4,176,911
Subseries D-1 5.00% 10/1/30	4,000,000	4,342,080
San Francisco, California Bay Area Rapid Transit District
(Election 2004) Series D 5.00% 8/1/31	4,000,000	4,671,960

		31,009,995

Pre-Refunded/Escrowed to Maturity Bonds – 11.20%
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.00% 11/1/25-19§	2,925,000	3,070,314
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30-20§	5,500,000	5,864,375
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	2,250,000	2,349,157
California State Department of Water Resources
(Water System) Series AS 5.00% 12/1/29-24§	15,000	17,588
Clifton, Texas Higher Education Finance Corporation Revenue
(Uplift Education) Series A 6.00% 12/1/30-20§	1,100,000	1,198,615
Conroe, Texas Independent School District
5.00% 2/15/25-20 (PSF)§	795,000	832,270
Dauphin County, Pennsylvania General Authority
(Pinnacle Health System Project) Series A
6.00% 6/1/29-19§	1,620,000	1,671,856
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.375% 12/1/24-19§	1,750,000	1,828,015
Series A 5.625% 12/1/29-19§	1,125,000	1,178,584
Maryland State Economic Development Corporation Revenue
(Transportation Facilities Project) Series A
5.375% 6/1/25-20§	2,535,000	2,694,781
Massachusetts Development Finance Agency Revenue
(Harvard University) Series B-1 5.25% 10/15/29-20§	1,670,000	1,791,676
Minneapolis, Minnesota Health Care System Revenue
(Fairview Health Services) Series A
6.375% 11/15/23-18§	3,000,000	3,028,410

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
New York State Dormitory Authority Revenue
(North Shore Long Island Jewish Health System)
Series A 5.00% 5/1/23-21§	4,000,000	$4,336,880
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.50% 12/1/21-18§	1,650,000	1,669,503
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	560,000	581,403
Pennsylvania Higher Educational Facilities Authority Revenue
(Drexel University) Series A 5.25% 5/1/25-21§	4,980,000	5,419,385
Phoenix, Arizona Civic Improvement Corporation Airport Revenue
(Junior Lien) Series A 5.00% 7/1/26-20§	7,500,000	7,942,050
San Francisco, California City & County Airports Commission
Series D 5.00% 5/1/25-21§	570,000	620,439
San Francisco, California City & County Public Utilities Commission Water Revenue
Subseries A 5.00% 11/1/27-21§	7,430,000	8,204,206
Southwestern Illinois Development Authority
(Memorial Group) 7.125% 11/1/30-23§	2,190,000	2,717,724
Virginia Commonwealth Transportation Board
(Gans-Garvee) 5.00% 3/15/24-23§	3,250,000	3,671,525

		60,688,756

Special Tax Revenue Bonds – 9.22%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Tax Revenue (City Center Project)
144A 5.00% 5/1/28 #	750,000	838,860
144A 5.00% 5/1/33 #	650,000	716,943
Celebration Pointe, Florida Community Development District
4.75% 5/1/24	570,000	584,740
5.00% 5/1/34	880,000	895,110
Dallas, Texas Convention Center Hotel Development Revenue
Series A 5.00% 1/1/24	3,420,000	3,451,874
Series A 5.25% 1/1/23	5,375,000	5,430,416

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Ernest N Morail-New Orleans, Louisiana Exhibition Hall Authority Special Tax Revenue
5.00% 7/15/26	2,330,000	$2,547,552
Harris County-Houston, Texas Sports Authority
(Senior Lien) Series A 5.00% 11/15/30	1,805,000	2,017,340
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Center Hotel Project - TIF Financing)
Series B 144A 4.375% 2/1/31 #	400,000	407,872
Series B 144A 5.00% 2/1/40 #	200,000	207,832
Louisiana State Highway Improvement Revenue
Series A 5.00% 6/15/29	5,195,000	5,850,765
Massachusetts School Building Authority
Series C 5.00% 8/15/29	1,630,000	1,880,417
New Jersey Economic Development Authority Revenue
(Cigarette Tax)
5.00% 6/15/22	1,750,000	1,898,820
5.00% 6/15/23	1,250,000	1,353,487
(School Facilities Construction) Series AA
5.50% 12/15/29	1,480,000	1,514,395
New York City, New York Transitional Finance Authority Future Tax Secured
Subseries A-1 5.00% 11/1/23	2,865,000	3,270,398
Subseries C 5.00% 11/1/27	4,150,000	4,740,919
Subseries E-1 5.00% 2/1/26	4,020,000	4,399,769
New York State Local Government Assistance Corporation Subordinate Lien
Series A 5.00% 4/1/20	3,360,000	3,536,635
Public Finance Authority, Wisconsin
(American Dream @ Meadowlands Project) 144A
7.00% 12/1/50 #	1,010,000	1,169,247
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,000,000	1,000,160
St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project) Series B
5.375% 11/1/23	655,000	655,085
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax - Vacation Village Project Area 1 and 2A)
Series 2015A 5.00% 9/1/27	1,505,000	1,611,118

		49,979,754

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds – 14.74%
California State
5.00% 8/1/26	3,120,000	$3,750,677
5.00% 9/1/29	1,500,000	1,773,615
5.00% 9/1/30	1,715,000	2,019,670
Series C 5.00% 9/1/30	5,985,000	6,976,535
(Various Purposes)
5.00% 9/1/32	4,100,000	4,799,255
5.25% 9/1/28	7,750,000	8,546,080
Connecticut State
Series E 5.00% 9/15/28	4,710,000	5,422,293
Series F 5.00% 9/15/27	2,790,000	3,194,327
Illinois State
4.00% 2/1/24	1,220,000	1,234,164
5.00% 1/1/29	2,000,000	2,103,700
5.00% 3/1/36	960,000	988,128
5.00% 11/1/36	1,965,000	2,051,794
Maryland State
(State and Local Facilities Loan) 5.00% 8/1/27	5,000,000	6,018,900
Minnesota State
(Various Purpose) Series F 5.00% 10/1/22	8,000,000	8,940,640
New York State
Series A 5.00% 2/15/28	5,000,000	5,369,700
Oregon State
Series L 5.00% 5/1/26	6,000,000	6,487,440
Texas State
(Transportation Commission Highway Improvement)
5.00% 4/1/29	3,000,000	3,396,150
Washington State
Series R-2015E 5.00% 7/1/31	3,000,000	3,402,180
(Various Purposes) Series 2015-A-1 5.00% 8/1/30	3,000,000	3,412,860

		79,888,108

Transportation Revenue Bonds – 16.08%
Bay Area, California Toll Authority
(San Francisco Bay Area) 4.00% 4/1/34	1,000,000	1,067,280
Broward County, Florida Airport System Revenue
Series O 5.375% 10/1/29	2,000,000	2,075,560
California Municipal Finance Authority
(LINXS APM Project) Series A 5.00% 12/31/43 (AMT)	3,730,000	4,171,632
Chicago, Illinois O’Hare International Airport Revenue
Series B 5.00% 1/1/32	1,000,000	1,107,070
Series B 5.00% 1/1/33	1,520,000	1,679,083
(General-Airport-Third Lien) Series C 5.25% 1/1/28	2,150,000	2,236,365

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Denver City & County, Colorado Airport System Revenue
Series A 5.00% 12/1/34 (AMT)	7,500,000	$8,557,800
Houston, Texas Airports Commission Revenue Series B
5.00% 7/1/25	1,000,000	1,080,750
5.00% 7/1/26	3,000,000	3,239,670
Memphis-Shelby County, Tennessee Airport Authority Revenue
Series D 5.00% 7/1/24	4,110,000	4,407,934
Metropolitan New York Transportation Authority Revenue
Series C 6.50% 11/15/28	545,000	550,330
New Jersey State Turnpike Authority Turnpike Revenue
Series A 5.00% 1/1/33	1,770,000	2,027,517
New Orleans, Louisiana Aviation Board
Series B 5.00% 1/1/32 (AGM) (AMT)	2,900,000	3,189,536
Series B 5.00% 1/1/33 (AGM) (AMT)	2,900,000	3,182,576
New York State Thruway Authority
Series J 5.00% 1/1/27	5,705,000	6,457,033
Pennsylvania State Turnpike Commission Revenue
Subordinate Series A-1 5.00% 12/1/29	3,590,000	4,006,404
Phoenix, Arizona Civic Improvement Corporation Airport Revenue
(Junior Lien Airport) Series A 5.00% 7/1/33	3,355,000	3,785,916
Port Authority of New York & New Jersey
(194th Series) 5.00% 10/15/32	2,500,000	2,885,425
(JFK International Air Terminal) Series 8 6.50% 12/1/28	8,300,000	8,676,488
Salt Lake City, Utah Airport Revenue
Series B 5.00% 7/1/31	500,000	582,890
Series B 5.00% 7/1/32	600,000	696,930
Series B 5.00% 7/1/33	1,000,000	1,157,330
San Francisco, California City & County Airport Commission - San Francisco International Airport
Series D 5.00% 5/1/25	1,430,000	1,550,049
South Jersey Port, New Jersey
(Subordinated Marine Terminal)
Series B 5.00% 1/1/32 (AMT)	215,000	237,392
Series B 5.00% 1/1/33 (AMT)	315,000	347,023
Series B 5.00% 1/1/34 (AMT)	430,000	473,000
Series B 5.00% 1/1/35 (AMT)	430,000	472,291
Series B 5.00% 1/1/36 (AMT)	430,000	471,228
Series B 5.00% 1/1/37 (AMT)	430,000	470,166

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International) Series A-1
6.125% 7/1/24	3,780,000	$3,911,771
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	3,625,000	3,957,485
(NTE Mobility Partners)
7.00% 12/31/38 (AMT)	3,750,000	4,421,175
7.50% 12/31/31	3,765,000	4,024,484

		87,157,583

Water & Sewer Revenue Bonds – 3.18%
Atlanta, Georgia Water & Wastewater Revenue
Series B 5.50% 11/1/23 (AGM)	1,175,000	1,225,713
California State Department of Water Resources
(Water System) Series AS 5.00% 12/1/29	2,680,000	3,137,288
Dominion, Colorado Water & Sanitation District
5.25% 12/1/27	1,390,000	1,469,272
Great Lakes, Michigan Water Authority Water Supply System Revenue
(Senior Lien Bond) Series C 5.00% 7/1/31	3,000,000	3,456,090
Sacramento, California Water Revenue
5.00% 9/1/26	3,160,000	3,595,100
San Antonio, Texas Water System Revenue
Series A 5.00% 5/15/32	1,500,000	1,741,740
Series A 5.00% 5/15/33	2,250,000	2,601,360

		17,226,563

Total Municipal Bonds (cost $517,294,939)		536,508,379

Short-Term Investments – 1.31%
Variable Rate Demand Notes – 1.31%¤
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA)
Series A 1.54% 12/1/30	125,000	125,000
Series A 1.54% 11/1/35	1,040,000	1,040,000
Series G 1.54% 12/1/30	3,225,000	3,225,000
Series I 1.54% 11/1/35	2,700,000	2,700,000

Total Short-Term Investments (cost $7,090,000)		7,090,000

Total Value of Securities – 100.28% (cost $524,384,939)		$543,598,379

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $22,087,228, which represents 4.07% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PSF – Guaranteed by Permanent School Fund

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware National High-Yield Municipal Bond Fund	August 31, 2018

	Principal amount°	Value (US $)
Municipal Bonds – 99.11%
Corporate Revenue Bonds - 21.76%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - US Steel Corp. Project)
5.75% 8/1/42 (AMT)	2,000,000	$2,019,340
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	36,540,000	36,771,664
Series A-2 6.00% 6/1/42	3,100,000	3,110,695
Series A-2 6.50% 6/1/47	21,205,000	21,644,580
California County Tobacco Securitization Agency Settlement Revenue
(Capital Appreciation Bond - Fresno County Tobacco Funding Corporation) 0.83% 6/1/55 ^	100,000,000	5,258,000
California Pollution Control Financing Authority Revenue
(Poseidon Resources) 144A 5.00% 7/1/37 (AMT)#	5,000,000	5,286,100
California State Enterprise Development Authority Revenue
(Sunpower Corp. - Recovery Zone Facility)
8.50% 4/1/31	1,000,000	1,064,570
Central Plains Energy Project, Nebraska
(Project No. 3)
Series A 5.00% 9/1/37	3,210,000	3,775,602
Series A 5.00% 9/1/42	3,745,000	4,468,047
Chandler, Arizona Industrial Development Authority Revenue
(Intel Corporation Project) Series 2007 2.70% 12/1/37 (AMT)•	4,500,000	4,514,445
Columbus County, North Carolina Industrial Facilities & Pollution Control Financing
(International Paper Co. Project) Series A 5.70% 5/1/34	1,000,000	1,060,260
Florida Development Finance Corporation Revenue
(Brightline Passenger Rail Project) 144A 5.625% 1/1/47 (AMT)#•	3,890,000	4,064,622
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Series A-1 5.00% 6/1/47	16,430,000	16,890,861
Series A-1 5.25% 6/1/47	11,310,000	11,799,723
(Capital Appreciation - Asset-Backed-1st Subordinate)
Series B 1.548% 6/1/47 ^	30,145,000	5,351,642
Houston, Texas Airport System Revenue
Series B-1 5.00% 7/15/35 (AMT)	5,000,000	5,377,900
(Special Facilities Continental Airlines, Inc. Terminal Improvements Projects) Series 2011
6.625% 7/15/38 (AMT)	2,000,000	2,180,600

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Houston, Texas Airport System Revenue
(United Airlines Inc.) 5.00% 7/1/29 (AMT)	1,150,000	$1,244,507
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Westlake Chemical Corp.) Series A-1 6.50% 11/1/35	3,000,000	3,264,720
Lower Alabama Gas District
Series A 5.00% 9/1/46	3,565,000	4,284,346
Main Street Natural Gas Project Revenue, Georgia
Series A 5.50% 9/15/23	40,000	45,454
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed
Series A 6.00% 6/1/48	1,255,000	1,260,911
Mission, Texas Economic Development Corporation Revenue
(Senior Lien - Natgasoline Project) Series B 144A
5.75% 10/1/31 (AMT)#	4,500,000	4,641,345
M-S-R Energy Authority, California Gas Revenue
Series A 6.50% 11/1/39	2,500,000	3,511,475
Series B 6.50% 11/1/39	2,500,000	3,511,475
Nassau County, New York Tobacco Settlement Corporation Revenue
(Asset-Backed) Series A-3 5.125% 6/1/46	1,945,000	1,924,247
Nevada State Department of Business & Industry
(Green Fulcrum Sierra Biofuels Project) 144A
6.25% 12/15/37 (AMT)#	2,500,000	2,712,100
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Project)
5.25% 9/15/29 (AMT)	4,000,000	4,347,160
Series B 5.625% 11/15/30 (AMT)	1,270,000	1,436,230
New York City, New York Industrial Development Agency
(Brooklyn Navy Yard Cogeneration Partners Project)
5.65% 10/1/28 (AMT)	4,750,000	4,793,937
5.75% 10/1/36 (AMT)	5,020,000	5,066,435
New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	7,000,000	8,666,630
(Second Priority - Bank of America Tower) Class 3
6.375% 7/15/49	2,000,000	2,098,860
New York Transportation Development Corporation Special Facility Revenue
(Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project)
Series 2018 4.00% 1/1/36 (AMT)	1,960,000	1,985,833

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
New York Transportation Development Corporation Special Facility Revenue
(Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project)
Series 2018 5.00% 1/1/36 (AMT)	3,880,000	$4,303,502
Northern Tobacco Securitization Corporation Revenue, Alaska
(Tobacco Settlement Asset-Backed Bonds) Series A
5.00% 6/1/46	6,570,000	6,599,959
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,500,000	4,746,735
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	500,000	530,405
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,170,560
Public Authority for Colorado Energy Natural Gas Revenue
Series 28 6.50% 11/15/38	2,000,000	2,752,980
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	11,765,000	13,982,114
5.25% 12/1/27	2,235,000	2,608,580
5.25% 12/1/28	1,050,000	1,235,609
5.50% 12/1/29	765,000	924,327
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,625,000	1,822,893
Tennessee State Energy Acquisition Gas Revenue
Series A 4.00% 5/1/48 •	720,000	762,941
Series C 5.00% 2/1/27	2,940,000	3,322,612
Tobacco Settlement Financing Corporation, Louisiana
Asset-Backed Note Series A 5.25% 5/15/35	2,540,000	2,734,513
Tobacco Settlement Financing Corporation, New Jersey
Series A 5.00% 6/1/46	1,785,000	1,950,291
Series B 5.00% 6/1/46	4,460,000	4,816,577
Tobacco Settlement Financing Corporation, Virginia
Series B-1 5.00% 6/1/47	2,000,000	2,000,040
Series C 2.419% 6/1/47 ^	66,475,000	7,613,382
Series D 2.594% 6/1/47 ^	137,270,000	13,526,586
TSASC, New York
Series A 5.00% 6/1/41	705,000	761,379
Tulsa, Oklahoma Municipal Airports Improvement Trust Revenue
Series A 5.50% 6/1/35 (AMT)	2,000,000	2,140,680

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Tulsa, Oklahoma Municipal Airports Improvement Trust Revenue
(American Airlines) 5.00% 6/1/35 (AMT)•	3,000,000	$3,221,310
Valparaiso, Indiana
(Pratt Paper LLC Project) 7.00% 1/1/44 (AMT)	2,865,000	3,355,488
Washington Economic Development Finance Authority Revenue
(Columbia Pulp I, LLC Project) Series 2017A 144A
7.50% 1/1/32 (AMT)#	5,000,000	5,733,000
Wisconsin Public Finance Authority
(National Gypsum) 4.00% 8/1/35 (AMT)	2,000,000	1,951,860

		285,002,639

Education Revenue Bonds – 13.48%
Arizona Industrial Development Authority Revenue
(Accel Schools Project) Series A 144A 5.25% 8/1/48 #	3,200,000	3,204,736
(American Charter Schools Foundation Project)
144A 6.00% 7/1/37 #	775,000	822,298
144A 6.00% 7/1/47 #	4,735,000	4,982,782
(Basis Schools Projects)
Series A 144A 5.125% 7/1/37 #	750,000	781,073
Series A 144A 5.375% 7/1/50 #	1,000,000	1,044,350
(Kaizen Education Foundation Project) 144A
5.80% 7/1/52 #	4,000,000	4,160,120
Arlington, Texas Higher Education Finance
(Arlington Classic Academy) 7.65% 8/15/40	1,000,000	1,076,150
(Leadership Preparatory School)
Series A 5.00% 6/15/36	700,000	708,631
Series A 5.00% 6/15/46	1,325,000	1,336,514
Build NYC Resource, New York
5.00% 11/1/39	1,000,000	1,016,880
5.50% 11/1/44	2,500,000	2,600,250
(Inwood Academy for Leadership Charter School Project)
Series A 144A 5.125% 5/1/38 #	575,000	589,266
Series A 144A 5.50% 5/1/48 #	1,500,000	1,566,120
Burbank, Illinois
(Intercultural Montessori Language) 144A
6.25% 9/1/45 #	4,000,000	4,224,280
California Educational Facilities Authority Revenue
(Loma Linda University) Series A 5.00% 4/1/47	1,500,000	1,678,320
California Municipal Finance Authority Revenue
(California Baptist University) Series A 144A
5.50% 11/1/45 #	4,000,000	4,486,200

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Municipal Finance Authority Revenue
(Julian Charter School Project) Series A 144A
5.625% 3/1/45 #	5,650,000	$5,697,234
(Partnership Uplift Community Project) Series A
5.25% 8/1/42	1,700,000	1,736,584
(Santa Rosa Academy Project) Series A 6.00% 7/1/42	1,250,000	1,329,063
(Southwestern Law School) 6.50% 11/1/41	1,500,000	1,677,510
(The Creative Center of Los Altos Project) Series B 144A
4.50% 11/1/46 #	1,000,000	1,001,980
California School Finance Authority
(Aspire Public Schools)
Series A 144A 5.00% 8/1/35 #	585,000	631,320
Series A 144A 5.00% 8/1/40 #	605,000	647,955
(Encore Education Obligated Group) Series A 144A
5.00% 6/1/52 #	1,000,000	878,030
(Escuela Popular Project) 144A 6.50% 7/1/50 #	2,750,000	2,760,643
(New Designs Charter School) Series A 5.50% 6/1/42	1,750,000	1,815,573
(View Park Elementary & Middle Schools)
Series A 5.875% 10/1/44	1,000,000	1,063,030
Series A 6.00% 10/1/49	720,000	768,139
California State University
(Systemwide)
Series A 5.00% 11/1/26	2,000,000	2,430,920
Series A 5.00% 11/1/27	2,300,000	2,796,892
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	1,915,000	2,137,504
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 144A
5.00% 11/1/41 #	1,875,000	2,076,563
(Lancer Educational Student Housing Project) Series A
144A 5.00% 6/1/46 #	1,500,000	1,623,810
Capital Trust Agency, Florida
(River City Education Services Project)
Series A 5.375% 2/1/35	870,000	863,867
Series A 5.625% 2/1/45	1,500,000	1,498,890
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School - Community Leadership Academy)
7.45% 8/1/48	2,000,000	2,287,260
(Charter School - Loveland Classical School) 144A
5.00% 7/1/46 #	1,500,000	1,523,190

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue
(Skyview Charter School) 144A 5.375% 7/1/44 #	500,000	$513,395
(Windsor Charter Academy Project) Series 2016 144A
5.00% 9/1/36 #	1,000,000	1,006,330
Delaware State Economic Development Authority Revenue
(Charter School - Aspira Charter)
5.00% 6/1/36	700,000	709,359
5.00% 6/1/46	820,000	823,067
5.00% 6/1/51	1,035,000	1,028,314
District of Columbia Revenue
(Provident Group - Howard Properties) 5.00% 10/1/35	2,500,000	2,537,600
East Hempfield Township, Pennsylvania Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/30	1,000,000	1,071,940
Hawaii State Department of Budget & Finance
(Chaminade University) Series A 144A 5.00% 1/1/45 #	1,500,000	1,507,965
(Hawaii Pacific University) Series A 6.875% 7/1/43	2,000,000	2,101,880
Henderson, Nevada Public Improvement Trust
(Touro College & University System) 5.50% 1/1/44	2,000,000	2,177,040
Idaho Housing & Finance Association
(Idaho Arts Charter School Inc.) 144A 5.00% 12/1/36 #	715,000	761,825
(North Star Charter School)
Series A 6.75% 7/1/48	529,150	550,094
Series B 144A 4.88% 7/1/49 #^	2,888,155	383,403
(Xavier Charter School Project) Series A 5.00% 6/1/50	1,000,000	1,060,930
Illinois Finance Authority Charter School Revenue
(Chicago International Charter School Project)
5.00% 12/1/47	2,805,000	2,920,650
(Uno Charter School) Series A 7.125% 10/1/41	1,000,000	1,060,940
Illinois Finance Authority Revenue
(Lake Forest College) Series A 6.00% 10/1/48	1,000,000	1,067,700
(Rogers Park Montessori)
6.00% 2/1/34	675,000	708,547
6.125% 2/1/45	1,800,000	1,885,248
Illinois Finance Authority Student Housing Revenue
(Dekalb II - Northern Illinois University Project)
6.875% 10/1/43	1,000,000	1,079,300
Indiana State Finance Authority Revenue Educational Facilities
(Drexel Foundation - Thea Bowman Academy Charter School) Series A 7.00% 10/1/39	1,000,000	1,009,860

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Kanawha, West Virginia
(West Virginia University Foundation Project)
6.75% 7/1/45	2,500,000	$2,653,325
Kent County, Delaware Student Housing and Dining Facilities Revenue
(Delaware State University Project)
Series A 5.00% 7/1/53	140,000	149,561
Series A 5.00% 7/1/58	1,250,000	1,325,425
Louisiana Public Facilities Authority Revenue
(Lake Charles Charter Academy Foundation Project)
8.00% 12/15/41	1,500,000	1,615,545
Macon-Bibb County, Georgia Urban Development Authority Revenue
(Academy for Classical Education)
Series A 144A 5.875% 6/15/47 #	1,680,000	1,733,642
Series A 144A 6.00% 6/15/52 #	1,530,000	1,581,469
Maricopa County, Arizona Industrial Development Authority
(Paradise Schools Projects) Series 2016 144A
5.00% 7/1/47 #	1,500,000	1,552,905
Maryland State Health & Higher Educational Facilities Authority Revenue
(Patterson Park Public Charter School) Series A
6.125% 7/1/45	1,000,000	1,008,550
Miami-Dade County, Florida Industrial Development Authority
(Youth Co-Op Charter School)
Series A 144A 5.75% 9/15/35 #	1,000,000	1,011,490
Series A 144A 6.00% 9/15/45 #	1,000,000	1,016,570
Michigan Finance Authority Limited Obligation Revenue
(Public School Academy Old Redford) Series A
6.50% 12/1/40	900,000	905,454
(Public School Academy University Learning)
7.50% 11/1/40	1,000,000	1,023,930
Michigan Public Educational Facilities Authority Revenue
(Limited-Obligation-Landmark Academy) 7.00% 12/1/39	950,000	950,627
Nevada State Department of Business & Industry
(Somerset Academy)
Series A 144A 5.00% 12/15/35 #	1,595,000	1,650,921
Series A 144A 5.125% 12/15/45 #	2,515,000	2,598,850
New Jersey State Higher Education Student Assistance Authority Student Loan Revenue
Series 1B 5.75% 12/1/39 (AMT)	1,250,000	1,355,725

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
New York State Dormitory Authority
(Touro College & University System) Series A
5.50% 1/1/44	2,875,000	$3,151,546
North Texas Education Finance Revenue
(Uplift Education) Series A 5.25% 12/1/47	2,100,000	2,212,560
Pennsylvania State Higher Educational Facilities Authority Revenue
(Foundation Indiana University) Series A 2.216%
(LIBOR03M + 0.67%) 7/1/39 (SGI)•	2,400,000	2,058,384
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(1st Philadelphia Preparatory) Series A 7.25% 6/15/43	1,230,000	1,393,615
(Global Leadership Academy Project) 6.375% 11/15/40	1,000,000	1,028,360
(Green Woods Charter School Project) Series A
5.75% 6/15/42	1,600,000	1,653,008
(New Foundation Charter School Project)
6.625% 12/15/41	1,000,000	1,099,390
(Tacony Academy Charter School Project)
7.00% 6/15/43	1,540,000	1,683,651
Phoenix, Arizona Industrial Development Authority Education Revenue
(Basic Schools Project)
Series 2015A 144A 5.00% 7/1/46 #	4,000,000	4,094,880
Series 2016A 144A 5.00% 7/1/45 #	2,000,000	2,048,620
(Choice Academies Project)
5.375% 9/1/32	1,000,000	1,040,130
5.625% 9/1/42	600,000	623,952
(Downtown Phoenix Student Housing, LLC - Arizona State University Project)
Series 2018A 5.00% 7/1/37	250,000	275,897
Series 2018A 5.00% 7/1/42	1,400,000	1,536,570
(Eagle College Preparatory Project) Series A
5.00% 7/1/43	450,000	450,743
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,144,040
Pima County, Arizona Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	1,630,000	1,646,072
144A 5.00% 6/15/52 #	1,400,000	1,408,988
(Edkey Charter Schools Project) 6.00% 7/1/43	2,000,000	1,907,820
Pottsboro, Texas Higher Education Finance Authority Revenue
Series A 5.00% 8/15/36	655,000	667,674

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pottsboro, Texas Higher Education Finance Authority Revenue
Series A 5.00% 8/15/46	1,000,000	$1,001,270
Private Colleges & Universities Authority, Georgia Revenue
(Mercer University) Series A 5.00% 10/1/32	1,005,000	1,048,526
St. Paul, Minnesota Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A
5.25% 7/1/50	2,560,000	2,431,027
(Hmong College Preparatory Academy Project)
Series A 5.75% 9/1/46	1,000,000	1,059,700
Series A 6.00% 9/1/51	3,000,000	3,207,810
University of California
Series AZ 5.25% 5/15/58	6,185,000	7,273,807
Utah State Charter School Finance Authority Revenue
(North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,357,145
Wisconsin Public Finance Authority Revenue
(Pine Lake Preparatory) 144A 5.50% 3/1/45 #	3,460,000	3,558,714
(Roseman University Health Sciences Project)
5.75% 4/1/42	2,000,000	2,130,540
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC) 6.50% 7/1/43	1,000,000	1,057,530
Yonkers, New York Economic Development Corporation Education Revenue
(Charter School Educational Excellence) Series A
6.25% 10/15/40	595,000	616,563

		176,491,835

Electric Revenue Bonds – 0.17%
Long Island, New York Power Authority
Series A 5.00% 9/1/44	1,960,000	2,170,014

		2,170,014

Healthcare Revenue Bonds – 27.58%
Abag, California Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	1,650,000	1,798,269
Alachua County, Florida Health Facilities Authority
(Oak Hammock University)
Series A 8.00% 10/1/42	1,000,000	1,149,180
Series A 8.00% 10/1/46	1,500,000	1,717,710

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Allegheny County, Pennsylvania Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue)
Series A 4.00% 4/1/44	4,000,000	$3,955,640
Series A 5.00% 4/1/47	4,000,000	4,378,680
Allen County, Indiana Economic Development Revenue
(StoryPoint Fort Wayne Project) Series A-1 144A
6.875% 1/15/52 #	1,650,000	1,777,380
Antelope Valley, California Healthcare District
Series A 5.00% 3/1/41	1,000,000	1,054,890
Apple Valley, Minnesota
(Minnesota Senior Living LLC, Project)
Series B 5.00% 1/1/47	2,500,000	2,566,725
Series D 7.25% 1/1/52	7,290,000	7,375,001
Bexar County, Texas Health Facilities Development
(Army Retirement Residence Foundation Project) Series
2010 5.875% 7/1/30	155,000	162,978
Birmingham, Alabama Special Care Facilities Financing Authority
(Methodist Home for the Aging)
5.50% 6/1/30	1,850,000	2,021,421
5.75% 6/1/35	1,500,000	1,653,195
5.75% 6/1/45	2,500,000	2,738,025
6.00% 6/1/50	2,650,000	2,936,333
Board of Managers Joint Guadalupe County-City of Seguin, Texas Hospital
5.00% 12/1/45	1,100,000	1,115,257
Butler County, Ohio Port Authority
(StoryPoint Fairfield Project) Series A-1 144A
6.50% 1/15/52 #	650,000	684,145
California Health Facilities Financing Authority Revenue
(Kaiser Permanente) Series A-2 5.00% 11/1/47	4,870,000	6,229,509
California Municipal Finance Authority Revenue
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	544,190
California Statewide Communities Development Authority Revenue
(BE Group) 144A 7.25% 11/15/41 #	500,000	528,970
(Loma Linda University Medical Center)
5.50% 12/1/54	13,000,000	14,118,780
Series A 5.25% 12/1/29	1,500,000	1,667,205
Series A 144A 5.25% 12/1/48 #	1,615,000	1,781,894
Series A 144A 5.25% 12/1/56 #	3,000,000	3,239,010
Series A 144A 5.50% 12/1/58 #	8,135,000	8,979,494

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Camden County, New Jersey Improvement Authority Revenue
(Cooper Health System Obligation Group)
5.75% 2/15/42	2,500,000	$2,716,750
Capital Trust Agency, Florida
(Elim Senior Housing Inc. Project) 144A 5.875% 8/1/52 #	2,500,000	2,563,400
(Tuscan Gardens Senior Living Center) Series A
7.00% 4/1/49	5,000,000	4,913,050
Chesterfield County, Virginia Economic Development Authority Revenue
(1st Mortgage - Brandermill Woods Project)
5.125% 1/1/43	1,030,000	1,060,807
Chesterton, Indiana
(StoryPoint Chesterton Project) Series A 144A
6.375% 1/15/51 #	1,000,000	1,044,990
Cobb County, Georgia Development Authority
(Provident Village at Creekside Project) Series A 144A
6.00% 7/1/51 #	3,500,000	3,117,030
Colorado Health Facilities Authority Revenue
(American Baptist) 8.00% 8/1/43	2,500,000	2,853,800
(Mental Health Center Denver Project) Series A
5.75% 2/1/44	500,000	553,395
(School Health Systems) Series A 5.00% 1/1/44	1,000,000	1,086,380
(Sunny Vista Living Center)
Series A 144A 5.50% 12/1/30 #	750,000	780,330
Series A 144A 5.75% 12/1/35 #	1,150,000	1,196,793
Series A 144A 6.125% 12/1/45 #	1,200,000	1,266,132
Series A 144A 6.25% 12/1/50 #	560,000	593,309
Connecticut State Health & Educational Facilities Authority Revenue
(Church Home of Hartford Project)
Series A 144A 5.00% 9/1/46 #	1,000,000	1,042,090
Series A 144A 5.00% 9/1/53 #	1,500,000	1,555,965
Cumberland County, Pennsylvania Municipal Authority Revenue
(Asbury Pennsylvania Obligation Group) 5.25% 1/1/41	1,600,000	1,644,000
(Diakon Lutheran Ministries Series) 6.375% 1/1/39	100,000	101,145
Cuyahoga County, Ohio Hospital Revenue
(The Metrohealth System)
5.25% 2/15/47	5,200,000	5,623,072
5.50% 2/15/52	4,405,000	4,838,011
5.50% 2/15/57	7,250,000	7,935,633

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Decatur, Texas Hospital Authority
(Wise Regional Health Systems)
Series A 5.00% 9/1/34	1,000,000	$1,067,600
Series A 5.25% 9/1/29	500,000	547,185
Series A 5.25% 9/1/44	2,000,000	2,139,660
Duluth, Minnesota Economic Development Authority Revenue
(St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	3,750,000	4,069,425
Florida Development Finance
(Tuscan Isle Champions Gate Project) Series A 144A
6.375% 6/1/46 #	2,250,000	2,035,553
(UF Health - Jacksonville Project) Series A
6.00% 2/1/33	2,375,000	2,584,570
Glendale, Arizona Industrial Development Authority Revenue
(Glencroft Retirement Community Project)
5.00% 11/15/36	830,000	841,081
5.25% 11/15/51	1,350,000	1,371,451
Guilderland, New York Industrial Development Agency
Series A 144A 5.875% 1/1/52 #	6,000,000	5,943,060
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(Hawaii Pacific Health Obligation) Series A
5.50% 7/1/43	2,990,000	3,323,146
(Kahala Nui) 5.25% 11/15/37	1,000,000	1,099,610
Hospital Facilities Authority of Multnomah County, Oregon
(Mirabella at South Waterfront) 5.50% 10/1/49	2,400,000	2,565,624
Idaho Health Facilities Authority Revenue
(Valley Vista Care Corporation) Series A 5.00% 11/15/32	455,000	474,733
Illinois Finance Authority Revenue
(Admiral at Lake Project) 5.25% 5/15/54	5,000,000	4,991,600
(Lutheran Home & Services) 5.75% 5/15/46	1,685,000	1,766,942
Illinois Housing Development Authority
(Stonebridge of Gurnee Project)
Series A 144A 5.45% 1/1/46 #	2,500,000	2,300,475
Series A 144A 5.60% 1/1/56 #	2,700,000	2,494,503
Indiana Finance Authority Revenue
(King’s Daughters Hospital & Health)
5.50% 8/15/40	1,000,000	1,043,200
5.50% 8/15/45	1,000,000	1,039,550
(Marquette Project) 5.00% 3/1/39	1,250,000	1,298,987

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Iowa Finance Authority
(PHS Council Bluffs, Inc. Project)
5.125% 8/1/48	1,650,000	$1,657,062
5.25% 8/1/55	2,500,000	2,509,925
(Sunrise Retirement Community) 5.75% 9/1/43	2,500,000	2,554,875
Kalispell, Montana
(Immanuel Lutheran Corporation Project) Series A
5.25% 5/15/47	1,300,000	1,358,955
Kentucky Economic Development Finance Authority Healthcare Revenue
(Owensboro Health) Series A 5.00% 6/1/45	1,250,000	1,333,750
(Rosedale Green Project)
5.50% 11/15/35	1,310,000	1,345,082
5.75% 11/15/45	2,500,000	2,592,050
5.75% 11/15/50	1,600,000	1,654,064
Kentwood, Michigan Economic Development Corporation Revenue
(Limited Obligation - Holland Home) 5.625% 11/15/41	1,250,000	1,339,437
Kirkwood, Missouri Industrial Development Authority
(Aberdeen Heights) Series A 5.25% 5/15/50	6,000,000	6,355,860
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 5.00% 5/15/46	1,770,000	1,943,796
Lucas County, Ohio Health Care Facilities Revenue
(Sunset Retirement Communities) 5.50% 8/15/30	1,000,000	1,061,230
Maine Health & Higher Educational Facilities Authority Revenue
(Maine General Medical Center) 6.75% 7/1/41	1,700,000	1,828,180
Maricopa County, Arizona Industrial Development Authority
(Christian Care Surprise, Inc. Project) Series 2016 144A
6.00% 1/1/48 #	5,400,000	5,516,424
Martin County, Florida Health Facilities Authority Revenue
(Martin Memorial Medical Center) 5.50% 11/15/42	1,000,000	1,076,830
Maryland Health & Higher Educational Facilities Authority
(Adventist Healthcare) Series A 5.50% 1/1/46	5,000,000	5,563,600
Miami-Dade County, Florida Health Facilities Authority Revenue
(Nicklaus Children’s Hospital Project) 5.00% 8/1/47	2,350,000	2,600,581
Michigan State Strategic Fund Limited Revenue
(Evangelical Homes) 5.50% 6/1/47	2,750,000	2,851,117
Missouri State Health & Educational Facilities Authority Revenue
(Lutheran Senior Services) 6.00% 2/1/41	1,000,000	1,065,970

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care)
5.25% 1/1/40	1,550,000	$1,561,485
5.375% 1/1/50	6,250,000	6,321,250
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	8,500,000	9,107,155
New Hampshire Health & Education Facilities Authority
(Rivermeade) Series A 6.875% 7/1/41	1,380,000	1,487,088
New Hope, Texas Cultural Education Facilities Finance
(Cardinal Bay - Village on the Park)
Series A1 4.00% 7/1/36	635,000	643,928
Series A1 5.00% 7/1/46	1,395,000	1,511,217
Series A1 5.00% 7/1/51	1,595,000	1,722,265
Series B 4.00% 7/1/31	635,000	643,496
Series B 4.25% 7/1/36	955,000	974,071
Series B 4.75% 7/1/51	1,915,000	1,988,383
Series B 5.00% 7/1/46	1,595,000	1,687,957
Series C 5.00% 7/1/31	250,000	268,373
Series C 5.25% 7/1/36	350,000	375,231
Series C 5.50% 7/1/46	1,250,000	1,352,113
Series C 5.75% 7/1/51	1,000,000	1,091,220
Series D 6.00% 7/1/26	135,000	136,370
Series D 7.00% 7/1/51	1,350,000	1,400,719
(Legacy Midtown Park Project) Series A 5.50% 7/1/54	2,500,000	2,484,275
New Jersey Economic Development Authority
(Lions Gate Project) 5.25% 1/1/44	2,000,000	2,075,920
New Jersey Health Care Facilities Financing Authority Revenue
(Barnabas Health Services) Series A 4.00% 7/1/26	980,000	1,034,341
(Princeton Healthcare System) 5.00% 7/1/39	2,500,000	2,844,325
(St. Peters University Hospital) 6.25% 7/1/35	2,700,000	2,879,739
(University Hospital) Series A 5.00% 7/1/46 (AGM)	5,000,000	5,480,050
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/40 #	1,100,000	1,191,366
144A 5.00% 12/1/45 #	800,000	863,960
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) 6.00% 1/1/39	1,520,000	1,575,997

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Northampton County, Pennsylvania Industrial Development Authority Revenue
(Morningstar Senior Living) 5.00% 7/1/36	2,000,000	$2,040,260
Oklahoma Development Finance Authority Health System Revenue
(OU Medicine Project) Series 2018B 5.50% 8/15/57	4,255,000	4,822,915
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,900,000	3,984,747
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	285,000	324,866
Series A 7.50% 6/1/49	2,920,000	3,349,269
Palomar, California Health
Series 2016 5.00% 11/1/39	1,670,000	1,804,468
Payne County, Oklahoma Economic Development Authority
(Epworth Living at the Ranch) Series A 7.00% 11/1/51 ‡	1,445,000	722,500
Pennsylvania Economic Development Financing Authority
(Tapestry Moon Senior Housing Project) Series 2018A
144A 6.75% 12/1/53 #	8,400,000	8,693,748
Prince George’s County, Maryland
(Collington Episcopal Life Care Community)
5.00% 4/1/31	1,030,000	1,092,583
5.25% 4/1/47	2,000,000	2,127,580
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project)
Series A 144A 4.625% 6/1/36 #	235,000	231,212
Series A 144A 5.00% 6/1/36 #	960,000	980,938
Series A 144A 5.125% 6/1/48 #	1,375,000	1,407,065
(Maryland Proton Treatment Centre) Series A1 144A
6.375% 1/1/48 #	2,500,000	2,537,425
(Mary’s Woods at Marylhurst Project) 144A
5.25% 5/15/52 #	2,300,000	2,491,222
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	5,630,000	5,855,594
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,500,000	2,832,700
Salem, Oregon Hospital Facility Authority Revenue
(Capital Manor) 6.00% 5/15/47	1,500,000	1,616,940
San Buenaventura, California Revenue
(Community Memorial Health System) 7.50% 12/1/41	4,475,000	4,968,995

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Southeastern Ohio Port Authority
(Memorial Health Systems)
5.00% 12/1/43	805,000	$830,164
5.50% 12/1/43	1,250,000	1,334,750
St. Louis County, Missouri Industrial Development Authority
(Nazareth Living Center Project)
Series A 5.00% 8/15/35	600,000	622,782
Series A 5.125% 8/15/45	1,800,000	1,867,500
Suffolk County, New York Economic Development Corporation Revenue
(Peconic Landing Southland) 6.00% 12/1/40	575,000	613,985
Tarrant County, Texas Cultural Education Facilities Finance
(Buckingham Senior Living Community) 5.50% 11/15/45	3,000,000	2,600,400
(Buckner Senior Living - Ventana Project)
6.75% 11/15/47	1,850,000	2,056,553
6.75% 11/15/52	3,300,000	3,656,235
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	500,000	534,135
(Mirabella At ASU Project) Series A 144A
6.125% 10/1/52 #	1,720,000	1,896,592
University of Colorado Hospital Authority Revenue
(UCHA Obligation Group) 5.00% 11/15/38 •	3,000,000	3,243,510
Vermont Economic Development Authority Revenue
(Wake Robin Corp. Project) 5.40% 5/1/33	1,100,000	1,162,942
Washington State Housing Finance Commission
(Bayview Manor Homes)
Series A 144A 5.00% 7/1/36 #	700,000	730,324
Series A 144A 5.00% 7/1/46 #	1,450,000	1,501,141
Series A 144A 5.00% 7/1/51 #	2,000,000	2,063,860
(Heron’s Key) Series A 144A 7.00% 7/1/50 #	2,000,000	2,163,800
(Wesley Homes at Lea Hill Project)
Series 2016 144A 5.00% 7/1/46 #	1,000,000	1,033,270
Series 2016 144A 5.00% 7/1/51 #	2,000,000	2,059,880
Wayzata, Minnesota Senior Housing Revenue
(Folkestone Senior Living Community)
Series A 5.50% 11/1/32	270,000	279,021
Series A 5.75% 11/1/39	600,000	620,454
Series A 6.00% 5/1/47	920,000	952,283
Westminster, Maryland
(Lutheran Village Millers Grant)
6.00% 7/1/34	800,000	857,000

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Westminster, Maryland
(Lutheran Village Millers Grant)
Series A 5.00% 7/1/24	1,700,000	$1,790,134
Series A 6.125% 7/1/39	750,000	806,595
Series A 6.25% 7/1/44	2,500,000	2,704,425
Wichita, Kansas
(Kansas Masonic Home)
Series II-A 5.00% 12/1/31	500,000	522,620
Series II-A 5.25% 12/1/36	500,000	525,895
Series II-A 5.375% 12/1/46	1,200,000	1,268,148
Wisconsin Health & Educational Facilities Authority
(Covenant Communities Project)
Series A1 4.00% 7/1/48	1,510,000	1,484,073
Series B 5.00% 7/1/48	1,000,000	1,028,610
Series C 7.00% 7/1/43	900,000	892,548
Series C 7.50% 7/1/53	1,000,000	1,000,830
Wisconsin Public Finance Authority
(Rose Villa Project) Series A 144A 5.75% 11/15/44 #	2,000,000	2,145,980

		361,304,466

Housing Revenue Bonds – 0.53%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Affordable Housing) Senior Series A
5.25% 8/15/39	1,200,000	1,313,148
(Caritas Projects) Senior Series A 5.50% 8/15/47	1,500,000	1,614,795
Independent Cities Finance Authority, California
Series A 5.25% 5/15/44	750,000	814,365
Series A 5.25% 5/15/49	3,000,000	3,249,450

		6,991,758

Lease Revenue Bonds – 4.53%
California Municipal Finance Authority Revenue
(Goodwill Industry Sacramento Valley) 5.25% 1/1/45	1,295,000	1,285,767
(Goodwill Industry Sacramento Valley and Northern Nevada Project)
Series A 144A 6.625% 1/1/32 #	500,000	532,565
Series A 144A 6.875% 1/1/42 #	1,500,000	1,604,850
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.875% 11/1/43	1,875,000	2,101,144
Capital Trust Agency, Florida Revenue
(Air Cargo - Aero Miami) Series A 5.35% 7/1/29	765,000	790,008

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Industrial Development Authority of Phoenix, Arizona
5.125% 2/1/34	1,000,000	$933,730
5.375% 2/1/41	1,500,000	1,416,945
Metropolitan Pier & Exposition Authority, Illinois
(Mccormick Place Expansion Project) Series A
5.00% 6/15/57	3,975,000	4,242,199
New Jersey Economic Development Authority Special Facility Revenue
Series WW 5.25% 6/15/30	5,000,000	5,533,150
New Jersey Transportation Trust Fund Authority
(Federal Highway Reimbursement Revenue) Series A
5.00% 6/15/31	5,450,000	6,037,347
(Transportation Program) Series AA 5.00% 6/15/25	1,000,000	1,115,300
New York Liberty Development Revenue
(Class 1-3 World Trade Center Project) 144A
5.00% 11/15/44 #	5,000,000	5,263,250
(Class 2-3 World Trade Center Project) 144A
5.375% 11/15/40 #	2,410,000	2,656,832
(Class 3-3 World Trade Center Project) 144A
7.25% 11/15/44 #	9,600,000	11,382,912
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 144A
5.75% 10/1/31 (AMT)#	3,775,000	3,806,106
(Senior Obligation Group) Series B 5.00% 7/1/42 (AMT)	4,000,000	4,220,040
Virginia Public Building Authority
Series B 5.00% 8/1/20	5,000,000	5,306,050
Wise County, Texas
(Parker County Junior College District) 8.00% 8/15/34	1,000,000	1,106,520

		59,334,715

Local General Obligation Bonds – 3.60%
Chicago, Illinois
Series 2005D 5.50% 1/1/37	2,280,000	2,444,251
Series 2005D 5.50% 1/1/40	3,000,000	3,207,510
Series 2007E 5.50% 1/1/42	2,150,000	2,296,265
Series 2007F 5.50% 1/1/42	1,250,000	1,335,037
Series A 5.25% 1/1/29	4,415,000	4,720,606
Series A 5.50% 1/1/33	2,000,000	2,162,520
Series A 6.00% 1/1/38	6,285,000	7,124,110
Series C 5.00% 1/1/26	2,105,000	2,297,355
Series C 5.00% 1/1/38	1,000,000	1,046,070
Chicago, Illinois Board of Education
Series A 144A 7.00% 12/1/46 #	2,500,000	2,990,975

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Chicago, Illinois Board of Education
Series G 5.00% 12/1/44	2,445,000	$2,510,355
Series H 5.00% 12/1/36	3,405,000	3,524,481
Series H 5.00% 12/1/46	4,225,000	4,331,555
New York City, New York
Series E 5.00% 8/1/20	3,615,000	3,830,671
Raleigh, North Carolina
Series A 5.00% 9/1/22	3,000,000	3,353,190

		47,174,951

Pre-Refunded/Escrowed to Maturity Bonds – 6.78%
Bexar County, Texas Health Facilities Development
(Army Retirement Residence Foundation Project) Series 2010 5.875% 7/1/30-20§	845,000	904,851
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45-20§	1,215,000	1,303,452
Brevard County, Florida Health Facilities Authority Revenue
(Health First Inc. Project) 7.00% 4/1/39-19§	1,000,000	1,030,970
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project)
6.25% 7/15/40-20§	5,500,000	5,845,950
6.50% 7/15/30-20§	1,175,000	1,252,844
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	900,000	939,663
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Senior Series A 6.40% 8/15/45-20§	1,690,000	1,826,079
California Municipal Finance Authority Revenue
(Azusa Pacific University Project) Series B
7.75% 4/1/31-21§	750,000	844,193
(Eisenhower Medical Center) Series A 5.75% 7/1/40-20§	1,000,000	1,074,020
California Statewide Communities Development Authority Revenue
(California Baptist University Project) 7.50% 11/1/41-21§	1,000,000	1,177,430
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21§	1,890,000	2,063,351
Subordinate Lien 6.75% 1/1/41-21§	1,000,000	1,108,670
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools) 5.75% 8/15/41-21§	1,000,000	1,104,280
(Uplift Education) Series A 6.25% 12/1/45-20§	1,000,000	1,095,100

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Cumberland County, Pennsylvania Municipal Authority Revenue
(Diakon Lutheran Ministries Project) 6.375% 1/1/39-19§	900,000	$913,698
District of Columbia Revenue
(Center of Strategic & International Studies)
6.625% 3/1/41-21§	2,235,000	2,498,641
(KIPP Charter School) 6.00% 7/1/48-23§	1,450,000	1,708,738
Hawaii Pacific Health Special Purpose Revenue
Series A 5.50% 7/1/40-20§	1,250,000	1,334,837
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(15 Craigside Project) Series A 9.00% 11/15/44-19§	1,000,000	1,085,410
Illinois Finance Authority Revenue
(Admiral at Lake Project)
Series A 7.625% 5/15/25-20§	1,750,000	1,918,683
Series A 7.75% 5/15/30-20§	500,000	549,230
Series A 8.00% 5/15/40-20§	2,205,000	2,428,146
Series A 8.00% 5/15/46-20§	1,500,000	1,651,800
(Provena Health)
Series A 7.75% 8/15/34-19§	20,000	21,125
Series A (Refunded) 7.75% 8/15/34-19§	980,000	1,035,105
(Silver Cross & Medical Centers) 7.00% 8/15/44-19§	3,570,000	3,745,787
Illinois Railsplitter Tobacco Settlement Authority
5.50% 6/1/23-21§	2,010,000	2,204,990
6.00% 6/1/28-21§	1,455,000	1,615,487
Kentucky Economic Development Finance Authority Hospital Revenue
(Owensboro Medical Health System) Series A
6.50% 3/1/45-20§	4,965,000	5,359,866
Koyukuk, Alaska Revenue
(Tanana Chiefs Conference Health Care Facility Project)
7.75% 10/1/41-19§	1,750,000	1,859,463
Lancaster Redevelopment Agency, California
(Redevelopment Project) 6.875% 8/1/39-19§	285,000	298,774
Unrefunded (Redevelopment Project)
6.875% 8/1/39-19§	215,000	225,391
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	1,705,000	1,906,173
Lucas County, Ohio Improvement
(Lutheran Homes) Series A 7.00% 11/1/45-20§	3,865,000	4,273,183
Maryland Health & Higher Educational Facilities Authority
(Doctors Community Hospital) 5.75% 7/1/38-20§	1,730,000	1,851,913

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Maryland State Economic Development Revenue
(Transportation Facilities Project) Series A
5.75% 6/1/35-20§	1,400,000	$1,497,202
Massachusetts State Health & Educational Facilities Authority Revenue
(Springfield College) 5.625% 10/15/40-19§	1,000,000	1,043,230
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair University Student Housing Project) 5.875% 6/1/42-20§	1,500,000	1,607,340
New Jersey State Educational Facilities Authority Revenue
(University of Medicine & Dentistry) Series B
7.50% 12/1/32-19§	1,000,000	1,043,360
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.25% 12/1/37-18§	3,500,000	3,539,270
Norco, California Redevelopment Agency Tax Allocation
(Area #1 Project) 6.00% 3/1/36-20§	1,000,000	1,066,620
Onondaga, New York Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22§	1,000,000	1,094,620
Series A 5.125% 7/1/31-19§	1,000,000	1,029,410
Oregon State Facilities Authority Revenue
(Concordia University Project)
Series A 144A 6.125% 9/1/30-20#§	800,000	854,960
Series A 144A 6.375% 9/1/40-20#§	500,000	543,775
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	850,000	882,487
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30-20§	1,300,000	1,391,559
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40-20§	2,000,000	2,183,580
South Carolina Jobs - Economic Development Authority Hospital Revenue
(Palmetto Health) 5.75% 8/1/39-19§	915,000	948,397
Southwestern Illinois Development Authority Revenue
(Memorial Group)
7.125% 11/1/30-23§	1,420,000	1,762,177
7.125% 11/1/43-23§	2,500,000	3,102,425

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
St. Johns County, Florida Industrial Development Authority Revenue
(Presbyterian Retirement) Series A 5.875% 8/1/40-20§	1,000,000	$1,075,590
Travis County, Texas Health Facilities Development Corporation Revenue
(Westminster Manor Project) 7.125% 11/1/40-20§	1,000,000	1,110,480
University of Arizona Medical Center Hospital Revenue
6.00% 7/1/39-21§	1,500,000	1,665,540
Washington State Health Care Facilities Authority Revenue
(Multicare Health System) Series B
6.00% 8/15/39-19 (AGC)§	1,250,000	1,299,887

		88,799,202

Resource Recovery Revenue Bonds – 1.35%
Blythe Township, Pennsylvania Solid Waste Authority Revenue
7.75% 12/1/37 (AMT)	3,000,000	3,154,860
California Pollution Control Financing Authority Revenue
(Calplant I Project) 144A 8.00% 7/1/39 (AMT)#	5,250,000	5,665,695
Essex County, New Jersey Improvement Authority
144A 5.25% 7/1/45 (AMT)#	2,500,000	2,524,875
Mission, Texas Economic Development Corporation Revenue
(Dallas Clean Energy McCommas)
6.875% 12/1/24 (AMT)	945,000	945,841
Niagara, New York Area Development Corporation Revenue
(Covanta Project) Series A 144A 4.75% 11/1/42 (AMT)#	3,500,000	3,517,535
Orange County, Florida Industrial Development Authority
(Vitag Florida LLC Project) 144A 8.00% 7/1/36 (AMT)#‡	3,250,000	1,885,195

		17,694,001

Special Tax Revenue Bonds – 6.90%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Tax Revenue
(City Center Project)
144A 5.00% 5/1/32 #	2,500,000	2,742,600
144A 5.00% 5/1/42 #	2,000,000	2,155,620
Babcock Ranch, Florida Community Independent Special District
5.00% 11/1/31	615,000	626,064
5.25% 11/1/46	500,000	506,505
Canyons, Colorado Metropolitan District No. 5
Series A 6.125% 12/1/47	1,000,000	1,020,660

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Celebration Pointe, Florida Community Development District
5.125% 5/1/45	2,000,000	$2,034,700
Cherry Hill, Virginia Community Development Authority
(Potomac Shores Project)
144A 5.15% 3/1/35 #	1,000,000	1,025,470
144A 5.40% 3/1/45 #	2,000,000	2,052,760
Colliers Hill, Colorado Metropolitan District No. 2
Series A 6.50% 12/1/47	2,000,000	2,026,200
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	5,200,000	5,300,048
Dutchess County, New York Local Development Corporation Revenue
(Anderson Center Services Inc. Project) 6.00% 10/1/30	1,700,000	1,747,821
Fountain Urban Renewal Authority, Colorado
(Improvement - South Academy Highland) Series A
5.50% 11/1/44	4,820,000	4,948,549
Glen Cove, New York Local Economic Assistance
(Garvies Point Public Improvement Project) Series A
5.00% 1/1/56	2,000,000	2,077,100
Juban Crossing Economic Development District, Louisiana
(General Infrastructure Projects) 144A 7.00% 9/15/44 #	3,490,000	3,614,139
(Road Projects) Series A 144A 7.00% 9/15/44 #	2,195,000	2,272,593
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Centre Hotel Project - TIF Financing)
Series B 144A 5.00% 2/1/40 #	935,000	971,615
Series B 144A 5.00% 2/1/50 #	1,825,000	1,864,712
Memphis-Shelby County Industrial Development Board, Tennessee
(Graceland Project)
Series A 5.50% 7/1/37	650,000	699,309
Series A 5.625% 1/1/46	750,000	799,575
Midtown Miami, Florida Community Development District
(Parking Garage Project) Series A 5.00% 5/1/37	1,235,000	1,298,714
Mobile, Alabama Improvement District
(McGowin Park Project)
Series A 5.25% 8/1/30	1,000,000	1,024,640
Series A 5.50% 8/1/35	1,300,000	1,330,537
Mosaic District, Virginia Community Development Authority Revenue
Series A 6.875% 3/1/36	1,500,000	1,620,780

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Nampa Development Corporation, Idaho Revenue
144A 5.00% 9/1/31 #	2,940,000	$3,063,215
5.90% 3/1/30	2,000,000	2,044,500
New Jersey Transportation Trust Fund Authority
(Transportation Program)
Series AA 5.00% 6/15/44	4,975,000	5,244,844
Series AA 5.25% 6/15/41	1,000,000	1,080,900
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium)
5.00% 1/1/22 (AMBAC)	1,000,000	1,002,580
(Yankee Stadium) 7.00% 3/1/49 (AGC)	1,000,000	1,025,290
Northampton County, Pennsylvania Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,435,000	2,766,014
Prairie Center Metropolitan District No 3, Colorado
Series A 144A 5.00% 12/15/41 #	2,000,000	2,047,500
Public Finance Authority Revenue, Wisconsin
(American Dream @ Meadowlands Project) 144A
7.00% 12/1/50 #	5,065,000	5,863,598
(Goodwill Industries of Southern Nevada Project)
Series A 5.50% 12/1/35 ‡	2,500,000	1,750,000
Series A 5.75% 12/1/45 ‡	2,500,000	1,750,000
Regional Transportation, Colorado District Revenue
(Denver Transit Partners) 6.00% 1/15/41	1,000,000	1,044,620
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,200,192
Southglenn, Colorado Metropolitan District
Series 2016 5.00% 12/1/30	1,535,000	1,591,427
Series 2016 5.00% 12/1/36	810,000	828,662
Series 2016 5.00% 12/1/46	2,100,000	2,134,692
St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project)
Series A 5.375% 11/1/24	1,000,000	999,990
Series A 5.50% 11/1/27	500,000	499,995
St. Louis County, Missouri Industrial Development Authority
(Manchester Ballas Community)
Series A 144A 5.00% 9/1/38 #	1,050,000	1,039,941
Series A 144A 5.25% 9/1/45 #	3,540,000	3,489,732

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement
(Grand Center Redevelopment Project) 6.375% 12/1/25	1,105,000	$1,115,652
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax Vacation Village Project)
Series A 6.00% 9/1/35	4,690,000	5,026,554

		90,370,609

State General Obligation Bonds – 2.84%
California State
5.00% 8/1/46	2,000,000	2,285,660
(Bid Group C) Series B 5.00% 8/1/27	5,000,000	5,962,700
(Various Purposes) 5.00% 10/1/47	2,500,000	2,841,825
Illinois State
5.00% 5/1/36	1,710,000	1,766,823
5.00% 11/1/36	2,245,000	2,344,162
5.00% 2/1/39	2,980,000	3,063,619
Series A 5.00% 12/1/34	2,100,000	2,209,326
Series A 5.00% 4/1/38	2,805,000	2,893,862
Series D 5.00% 11/1/28	11,000,000	11,705,540
New York State
Series A 5.25% 2/15/24	2,000,000	2,166,760

		37,240,277

Transportation Revenue Bonds – 6.78%
California Municipal Finance Authority
(LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	7,895,000	8,802,056
Chicago, Illinois O’Hare International Airport Revenue
Series B 5.00% 1/1/33	4,135,000	4,567,769
Delaware Transportation Authority
5.00% 6/1/55	4,105,000	4,505,155
Foothill-Eastern Transportation Corridor Agency, California
Series A 5.75% 1/15/46	5,000,000	5,694,650
Series A 6.00% 1/15/49	7,690,000	8,944,239
Hawaii Airports System Revenue
Series A 5.00% 7/1/45 (AMT)	3,490,000	3,845,142
Houston, Texas Airport System Revenue Subordinate Lien
Series A 5.00% 7/1/25 (AMT)	1,000,000	1,075,040
Kentucky Public Transportation Infrastructure Authority
(1st Tier - Downtown Crossing)
Series A 5.75% 7/1/49	3,000,000	3,271,920
Series A 6.00% 7/1/53	1,290,000	1,422,560

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Long Beach, California Marina Revenue
5.00% 5/15/40	1,000,000	$1,099,090
Los Angeles, California Department of Airports
Series D 5.00% 5/15/41 (AMT)	5,000,000	5,602,200
Metropolitan New York Transportation Authority
(Green Bond) Series A1 5.25% 11/15/56	5,000,000	5,614,200
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal) Series 8 6.00% 12/1/42	1,970,000	2,145,704
Riverside County, California Transportation Senior Lien
Series A 5.75% 6/1/48	1,000,000	1,106,150
South Jersey Port, New Jersey
(Subordinated Marine Terminal Revenue)
Series A 5.00% 1/1/49	1,110,000	1,217,337
Series B 5.00% 1/1/42 (AMT)	1,110,000	1,206,415
Series B 5.00% 1/1/48 (AMT)	2,535,000	2,742,819
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International) Series A-1
6.625% 7/1/34	1,090,000	1,131,137
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(Blueridge Transportation)
5.00% 12/31/45 (AMT)	1,270,000	1,370,762
5.00% 12/31/50 (AMT)	1,910,000	2,053,938
5.00% 12/31/55 (AMT)	1,840,000	1,975,019
(LBJ Infrastructure)
7.00% 6/30/40	7,000,000	7,560,420
7.50% 6/30/33	500,000	545,860
(NTE Mobility)
6.75% 6/30/43 (AMT)	1,905,000	2,215,496
6.875% 12/31/39	4,055,000	4,290,677
7.00% 12/31/38 (AMT)	1,335,000	1,573,938
Virginia Small Business Financing Authority
(Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	2,975,000	3,230,969

		88,810,662

Water & Sewer Revenue Bonds – 2.81%
Charlotte County, Florida Industrial Development Authority
(Town & Country Utilities Project) 144A
5.50% 10/1/36 (AMT)#	500,000	487,685
Chicago, Illinois Waterworks Revenue
(2nd Lien)
5.00% 11/1/26	180,000	205,168
5.00% 11/1/28	30,000	33,871

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Dominion, Colorado Water & Sanitation District Revenue
6.00% 12/1/46	4,000,000	$4,245,400
Jefferson County, Alabama Sewer Revenue
(Senior Lien-Warrants) Series A 5.50% 10/1/53 (AGM)	2,500,000	2,776,100
(Sub Lien-Warrants)
Series D 6.50% 10/1/53	16,500,000	19,499,370
Series D 7.00% 10/1/51	5,000,000	6,029,500
New York City, New York Water & Sewer System
(Second Generation Resolution) 5.00% 6/15/46	3,150,000	3,525,449

		36,802,543

Total Municipal Bonds (cost $1,235,361,435)		1,298,187,672

Short-Term Investment – 0.09%
Variable Rate Demand Note – 0.09%¤
Mississippi Business Finance Corporation Revenue
(Chevron USA) Series A
1.54% 11/1/35	1,100,000	1,100,000

Total Short-Term Investment (cost $1,100,000)		1,100,000

Total Value of Securities – 99.20% (cost $1,236,461,435)		$1,299,287,672

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2018, the aggregate value of Rule 144A securities was $249,568,591, which represents 19.05% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2018.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

°	Principal amount shown is stated in US Dollars unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by the AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

SGI – Insured by Syncora Guarantee Inc.

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

August 31, 2018

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund

Assets:
Investments, at value[1]	$577,255,646	$543,598,379	$1,299,287,672
Cash	657,883	1,717,018	—
Interest receivable	6,977,642	6,325,896	16,252,697
Receivable for fund shares sold	404,163	384,818	1,764,905
Receivable for securities sold	—	—	1,506,468

Total assets	585,295,334	552,026,111	1,318,811,742

Liabilities:
Cash due to custodian	—	—	65,518
Payable for securities purchased	6,769,583	8,547,508	5,905,325
Distribution payable	506,739	440,230	1,383,963
Payable for fund shares redeemed	262,706	582,644	616,382
Investment management fees payable to affiliates	179,406	170,775	545,123
Other accrued expenses	117,138	123,432	318,951
Distribution fees payable to affiliates	117,006	41,497	120,663
Dividend disbursing and transfer agent fees and expense payable to affiliates	9,355	8,797	21,130
Audit and tax fees payable	4,727	4,727	4,727
Trustees’ fees and expenses payable	3,763	3,670	7,459
Accounting and administration expenses payable to affiliates	2,168	2,059	4,468
Legal fees payable to affiliates	951	896	2,133
Reports and statements to shareholders expenses payable to affiliates	371	349	842

Total liabilities	7,973,913	9,926,584	8,996,684

Total Net Assets	$577,321,421	$542,099,527	$1,309,815,058

Net Assets Consist of:
Paid-in capital	$551,453,633	$525,834,776	$1,262,146,546
Distributions in excess of net investment income	(14,723)	(33,111)	(4,102)
Accumulated net realized loss on investments	(60,911)	(2,915,578)	(15,153,623)
Net unrealized appreciation of investments	25,943,422	19,213,440	62,826,237

Total Net Assets	$577,321,421	$542,099,527	$1,309,815,058

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund

Net Asset Value
Class A:
Net assets	$481,117,019	$136,652,806	$200,493,622
Shares of beneficial interest outstanding, unlimited authorization, no par	42,057,830	11,620,614	18,233,577
Net asset value per share	$11.44	$11.76	$11.00
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.98	$12.09	$11.52

Class C:
Net assets	$18,808,569	$28,001,543	$92,154,787
Shares of beneficial interest outstanding, unlimited authorization, no par	1,643,826	2,382,398	8,346,807
Net asset value per share	$11.44	$11.75	$11.04

Institutional Class:
Net assets	$77,395,833	$377,445,178	$1,017,166,649
Shares of beneficial interest outstanding, unlimited authorization, no par	6,715,716	31,789,426	91,654,372
Net asset value per share	$11.52	$11.87	$11.10
[1] Investments, at cost	$551,312,224	$524,384,939	$1,236,461,435

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended August 31, 2018

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Investment Income:
Interest	$24,521,697	$21,200,242	$63,370,443

Expenses:
Management fees	2,994,098	2,769,696	6,408,910
Distribution expenses — Class A	1,116,247	364,423	483,397
Distribution expenses — Class C	246,993	358,088	957,027
Dividend disbursing and transfer agent fees and expenses	466,618	530,878	1,145,171
Accounting and administration expenses	127,055	128,590	253,745
Registration fees	92,038	71,123	114,524
Audit and tax fees	44,990	44,990	44,990
Legal fees	41,364	45,882	96,156
Reports and statements to shareholders expenses	35,662	35,135	68,186
Trustees’ fees and expenses	25,646	25,898	58,633
Custodian fees	17,120	16,259	34,593
Other	37,181	42,535	85,828

	5,245,012	4,433,497	9,751,160
Less expenses waived	(803,437)	(593,765)	(757,620)
Less waived distribution expenses — Class A	—	(145,769)	—
Less expenses paid indirectly	(5,479)	(3,441)	(7,395)

Total operating expenses	4,436,096	3,690,522	8,986,145

Net Investment Income	20,085,601	17,509,720	54,384,298

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,601,289	380,931	7,505,047
Net change in unrealized appreciation (depreciation) of investments	(13,534,385)	(14,485,267)	(13,724,500)

Net Realized and Unrealized Loss	(11,933,096)	(14,104,336)	(6,219,453)

Net Increase in Net Assets Resulting from Operations	$8,152,505	$3,405,384	$48,164,845

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/18	8/31/17

Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,085,601	$19,077,033
Net realized gain (loss)	1,601,289	(780,531)
Net change in unrealized appreciation (depreciation)	(13,534,385)	(18,435,138)

Net increase (decrease) in net assets resulting from operations	8,152,505	(138,636)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(16,632,280)	(16,243,857)
Class C	(721,618)	(864,022)
Institutional Class	(2,731,703)	(1,969,154)

Net realized gain:
Class A	—	(4,669,336)
Class C	—	(314,280)
Institutional Class	—	(455,368)

	(20,085,601)	(24,516,017)

Capital Share Transactions:
Proceeds from shares sold:
Class A	144,964,138	20,491,013
Class C	2,742,284	3,820,845
Institutional Class	33,395,228	36,733,206

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	14,612,119	18,129,628
Class C	644,001	1,017,859
Institutional Class	2,271,556	1,881,457

	198,629,326	82,074,008

	Year ended
	8/31/18	8/31/17

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(83,964,343)	$(95,346,418)
Class C	(11,372,623)	(7,582,637)
Institutional Class	(19,620,579)	(19,556,143)

	(114,957,545)	(122,485,198)

Increase (Decrease) in net assets derived from capital share transactions	83,671,781	(40,411,190)

Net Increase (Decrease) in Net Assets	71,738,685	(65,065,843)

Net Assets:
Beginning of year	505,582,736	570,648,579

End of year	$577,321,421	$505,582,736

Distributions in excess of net investment income	$(14,723)	$(14,723)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/18	8/31/17

Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,509,720	$18,059,227
Net realized gain (loss)	380,931	(2,085,453)
Net change in unrealized appreciation (depreciation)	(14,485,267)	(19,485,190)

Net increase (decrease) in net assets resulting from operations	3,405,384	(3,511,416)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,506,606)	(4,915,126)
Class C	(800,814)	(921,125)
Institutional Class	(12,202,300)	(12,182,549)

Net realized gain:
Class A	—	(58,508)
Class C	—	(15,746)
Institutional Class	—	(152,523)

	(17,509,720)	(18,245,577)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,752,051	35,944,973
Class C	1,183,828	3,230,487
Institutional Class	107,068,849	135,948,379

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,147,980	4,591,718
Class C	729,575	846,092
Institutional Class	9,272,878	8,398,061

	139,155,161	188,959,710

	Year ended
	8/31/18	8/31/17

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(44,644,168)	$(59,113,240)
Class C	(13,357,830)	(11,801,182)
Institutional Class	(98,947,892)	(239,010,931)

	(156,949,890)	(309,925,353)

Decrease in net assets derived from capital share transactions	(17,794,729)	(120,965,643)

Net Decrease in Net Assets	(31,899,065)	(142,722,636)

Net Assets:
Beginning of year	573,998,592	716,721,228

End of year	$542,099,527	$573,998,592

Distributions in excess of net investment income	$(33,111)	$(33,111)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/18	8/31/17

Increase (Decrease) in Net Assets from Operations:
Net investment income	$54,384,298	$48,622,821
Net realized gain (loss)	7,505,047	(7,642,108)
Net change in unrealized appreciation (depreciation)	(13,724,500)	(36,101,039)

Net increase in net assets resulting from operations	48,164,845	4,879,674

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(8,100,736)	(8,244,874)
Class C	(3,292,016)	(3,328,634)
Institutional Class	(43,005,882)	(36,908,033)

	(54,398,634)	(48,481,541)

Capital Share Transactions:
Proceeds from shares sold:
Class A	50,102,652	47,160,123
Class C	12,793,383	14,018,914
Institutional Class	270,134,611	369,553,187

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,418,908	7,108,543
Class C	2,968,800	2,904,991
Institutional Class	36,466,522	30,936,256

	379,884,876	471,682,014

	Year ended
	8/31/18	8/31/17
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(46,315,595)	$(105,174,981)
Class C	(21,101,276)	(28,853,971)
Institutional Class	(217,319,913)	(343,301,589)

	(284,736,784)	(477,330,541)

Increase (Decrease) in net assets derived from capital share transactions	95,148,092	(5,648,527)

Net Increase (Decrease) in Net Assets	88,914,303	(49,250,394)

Net Assets:
Beginning of year	1,220,900,755	1,270,151,149

End of year	$1,309,815,058	$1,220,900,755

Distributions in excess of net investment income	$(4,102)	$(4,102)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$11.70	$12.22	$11.83	$11.90	$11.14

0.42	0.43	0.42	0.43	0.45
(0.26)	(0.40)	0.39	(0.07)	0.76

0.16	0.03	0.81	0.36	1.21

(0.42)	(0.43)	(0.42)	(0.43)	(0.45)
—	(0.12)	—	—	—

(0.42)	(0.55)	(0.42)	(0.43)	(0.45)

$11.44	$11.70	$12.22	$11.83	$11.90

1.44%	0.41%	7.00%	3.09%	11.02%

$481,117	$415,314	$493,408	$504,204	$500,590
0.81%	0.81%	0.81%	0.81%	0.80%
0.96%	0.96%	0.95%	0.96%	0.97%
3.66%	3.71%	3.52%	3.63%	3.88%
3.51%	3.56%	3.38%	3.48%	3.71%
42%	33%	33%	16%	34%

Financial highlights

Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$11.70	$12.22	$11.83	$11.91	$11.14

0.34	0.34	0.33	0.34	0.36
(0.26)	(0.40)	0.39	(0.08)	0.77

0.08	(0.06)	0.72	0.26	1.13

(0.34)	(0.34)	(0.33)	(0.34)	(0.36)
—	(0.12)	—	—	—

(0.34)	(0.46)	(0.33)	(0.34)	(0.36)

$11.44	$11.70	$12.22	$11.83	$11.91

0.68%	(0.35% )	6.19%	2.23%	10.28%

$18,808	$27,397	$31,545	$30,851	$29,524
1.56%	1.56%	1.56%	1.57%	1.56%
1.71%	1.71%	1.70%	1.72%	1.72%
2.91%	2.96%	2.77%	2.88%	3.12%
2.76%	2.81%	2.63%	2.73%	2.96%
42%	33%	33%	16%	34%

Financial highlights

Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$11.79	$12.31	$11.91	$11.99	$11.22

0.45	0.46	0.46	0.47	0.48
(0.27)	(0.40)	0.40	(0.08)	0.77

0.18	0.06	0.86	0.39	1.25

(0.45)	(0.46)	(0.46)	(0.47)	(0.48)
—	(0.12)	—	—	—

(0.45)	(0.58)	(0.46)	(0.47)	(0.48)

$11.52	$11.79	$12.31	$11.91	$11.99

1.61%	0.68%	7.32%	3.26%	11.33%

$77,396	$62,872	$45,696	$33,323	$24,588
0.56%	0.56%	0.56%	0.57%	0.56%
0.71%	0.71%	0.70%	0.72%	0.72%
3.91%	3.96%	3.77%	3.88%	4.12%
3.76%	3.81%	3.63%	3.73%	3.96%
42%	33%	33%	16%	34%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2017, net realized gain distributions of $58,508 were made by the Fund’s Class A shares, which calculated to a de minimis amount of $(0.004) per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$12.06	$12.38	$12.04	$12.21	$11.69

0.37	0.35	0.35	0.35	0.34
(0.30)	(0.32)	0.34	(0.17)	0.52

0.07	0.03	0.69	0.18	0.86

(0.37)	(0.35)	(0.35)	(0.35)	(0.34)
—	— [2]	—	—	—

(0.37)	(0.35)	(0.35)	(0.35)	(0.34)

$11.76	$12.06	$12.38	$12.04	$12.21

0.57%	0.35%	5.79%	1.46%	7.47%

$136,653	$164,154	$188,034	$184,514	$249,848
0.71%	0.75%	0.75%	0.76%	0.75%
0.92%	0.93%	0.92%	0.93%	0.93%
3.10%	2.92%	2.84%	2.85%	2.86%
2.89%	2.74%	2.67%	2.68%	2.68%
32%	26%	35%	19%	34%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2017, net realized gain distributions of $15,746 were made by the Fund’s Class C shares, which calculated to a de minimis amount of $(0.004) per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$12.05	$12.37	$12.03	$12.20	$11.69

0.27	0.25	0.24	0.24	0.24
(0.30)	(0.32)	0.35	(0.17)	0.51

(0.03)	(0.07)	0.59	0.07	0.75

(0.27)	(0.25)	(0.25)	(0.24)	(0.24)
—	— [2]	—	—	—

(0.27)	(0.25)	(0.25)	(0.24)	(0.24)

$11.75	$12.05	$12.37	$12.03	$12.20

(0.28% )	(0.50% )	4.90%	0.60%	6.48%

$28,002	$40,402	$49,515	$48,328	$54,231
1.56%	1.60%	1.60%	1.61%	1.60%
1.67%	1.68%	1.67%	1.68%	1.68%
2.25%	2.07%	1.99%	2.00%	2.01%
2.14%	1.99%	1.92%	1.93%	1.93%
32%	26%	35%	19%	34%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	For the year ended Aug. 31, 2017, net realized gain distributions of $152,523 were made by the Fund’s Institutional Class shares, which calculated to a de minimis amount of $(0.004) per share.

[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$12.17	$12.50	$12.16	$12.33	$11.81

0.39	0.37	0.37	0.37	0.36
(0.30)	(0.33)	0.34	(0.17)	0.52

0.09	0.04	0.71	0.20	0.88

(0.39)	(0.37)	(0.37)	(0.37)	(0.36)
—	— [2]	—	—	—

(0.39)	(0.37)	(0.37)	(0.37)	(0.36)

$11.87	$12.17	$12.50	$12.16	$12.33

0.75%	0.44%	5.92%	1.62%	7.58%

$377,445	$369,443	$479,172	$474,262	$434,455
0.56%	0.60%	0.60%	0.61%	0.60%
0.67%	0.68%	0.67%	0.68%	0.68%
3.25%	3.07%	2.99%	3.00%	3.01%
3.14%	2.99%	2.92%	2.93%	2.93%
32%	26%	35%	19%	34%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflect a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$11.05	$11.42	$10.75	$10.65	$9.64

0.46	0.44	0.41	0.41	0.45
(0.05)	(0.37)	0.67	0.10	1.01

0.41	0.07	1.08	0.51	1.46

(0.46)	(0.44)	(0.41)	(0.41)	(0.45)

(0.46)	(0.44)	(0.41)	(0.41)	(0.45)

$11.00	$11.05	$11.42	$10.75	$10.65

3.80%	0.72%	10.25%	4.83%	15.42%

$200,493	$190,211	$250,810	$227,090	$204,936
0.85%	0.85%	0.85%	0.85%	0.85%
0.91%	0.94%	0.94%	0.97%	0.99%
4.19%	4.02%	3.73%	3.80%	4.38%
4.13%	3.93%	3.64%	3.68%	4.24%
19%	27%	13%	10%	31%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$11.09	$11.47	$10.80	$10.70	$9.68

0.38	0.36	0.33	0.33	0.37
(0.05)	(0.38)	0.67	0.10	1.02

0.33	(0.02)	1.00	0.43	1.39

(0.38)	(0.36)	(0.33)	(0.33)	(0.37)

(0.38)	(0.36)	(0.33)	(0.33)	(0.37)

$11.04	$11.09	$11.47	$10.80	$10.70

3.03%	(0.11% )	9.41%	4.04%	14.63%

$92,155	$97,974	$113,905	$91,196	$71,424
1.60%	1.60%	1.60%	1.60%	1.60%
1.66%	1.69%	1.69%	1.72%	1.74%
3.44%	3.27%	2.98%	3.05%	3.63%
3.38%	3.18%	2.89%	2.93%	3.49%
19%	27%	13%	10%	31%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Aug. 31, 2018 are reflected on the “Statements of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
$11.15	$11.53	$10.85	$10.75	$9.73

0.49	0.47	0.45	0.44	0.48
(0.05)	(0.38)	0.67	0.10	1.01

0.44	0.09	1.12	0.54	1.49

(0.49)	(0.47)	(0.44)	(0.44)	(0.47)

(0.49)	(0.47)	(0.44)	(0.44)	(0.47)

$11.10	$11.15	$11.53	$10.85	$10.75

4.07%	0.92%	10.57%	5.08%	15.71%

$1,017,167	$932,716	$905,436	$649,455	$384,525
0.60%	0.60%	0.60%	0.60%	0.60%
0.66%	0.69%	0.69%	0.72%	0.74%
4.44%	4.27%	3.98%	4.05%	4.63%
4.38%	4.18%	3.89%	3.93%	4.49%
19%	27%	13%	10%	31%

Notes to financial statements
Delaware Funds® by Macquarie national tax-free funds	August 31, 2018

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are each referred to as a Trust, or collectively, as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income taxes as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds. Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended Aug. 31, 2018 and for all open tax years (years ended Aug. 31, 2015–Aug. 31, 2017), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.” During the year ended Aug. 31, 2018, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

1. Significant Accounting Policies (continued)

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statements of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2018, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$5,087	$3,296	$6,831

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2018, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$392	$145	$564

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed the following percentage of each Fund’s average daily net assets from Sept. 1, 2017 through Aug. 31, 2018.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Operating expense limitation as a percentage of average daily net assets (April 1, 2018 through Aug. 31, 2018)	0.56%	0.50%	0.60%
Operating expense limitation as a percentage of average daily net assets (Sept. 1, 2017 through March 31, 2018)	0.56%	0.60%	0.60%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2018, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$24,739	$25,047	$51,526

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds from Sept. 1, 2017 through June 30, 2018 at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. Effective July 1, 2018, each Fund as well as the other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the transfer agent agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2018, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$106,789	$108,404	$244,447

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, Delaware National High-Yield Municipal Bond Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. The Board for Delaware Tax-Free USA Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares that were acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The Class A shares of Delaware Tax-Free USA Intermediate Fund were subject to a 12b-1 fee of 0.25% of average daily net assets, which was contractually waived to 0.15% of average daily net assets from Sept. 1, 2017 through Aug. 31, 2018.* Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2018, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$10,838	$11,709	$24,815

For the year ended Aug. 31, 2018, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$24,672	$2,678	$39,929

For the year ended Aug. 31, 2018, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Class A	$2,881	$ 14	$25,059
Class C	967	586	6,003

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2018, were executed by each Fund pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2018, the Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in realized losses as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Purchases	$47,938,381	$28,124,593	$46,518,642
Sales	44,742,597	22,005,297	37,343,543
Net realized loss	(211,813)	(282,761)	—

There was no realized gain (loss) as a result of Rule 17a-7 securities sales for Delaware National High-Yield Municipal Bond Fund.

*For Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, the aggregate contractual waiver period covering this report is from Dec. 29, 2016 through Dec. 29, 2018. For Delaware Tax-Free USA Intermediate Fund, the aggregate contractual waiver period covering this report is from Dec. 29, 2016 through April 1, 2019.

3. Investments

For the year ended Aug. 31, 2018, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Purchases	$302,401,407	$174,830,098	$325,881,347
Sales	226,493,709	189,355,858	233,762,547

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Aug. 31, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Cost of investments	$551,500,879	$524,384,939	$1,235,691,604

Aggregate unrealized appreciation of investments	$26,018,916	$19,235,495	$70,585,049
Aggregate unrealized depreciation of investments	(264,149)	(22,055)	(6,988,981)

Net unrealized appreciation of investments	$25,754,767	$19,213,440	$63,596,068

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2018:

Delaware Tax-Free USA Fund

Level 2
Securities
Assets:
Municipal Bonds	$569,675,646
Short-Term Investments	7,580,000
Total Value of Securities	$577,255,646

Delaware Tax-Free USA Intermediate Fund

Level 2
Securities
Assets:
Municipal Bonds	$536,508,379
Short-Term Investments	7,090,000
Total Value of Securities	$543,598,379

Delaware National High-Yield Municipal Bond Fund

Level 2
Securities
Assets:
Municipal Bonds	$1,298,187,672
Short-Term Investments	1,100,000
Total Value of Securities	$1,299,287,672

During the year ended Aug. 31, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

3. Investments (continued)

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Aug. 31, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2018 and 2017 was as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Year ended 8/31/18
Tax-exempt income	$20,025,612	$17,495,281	$54,048,737
Ordinary income	59,989	14,439	349,897

Total	$20,085,601	$17,509,720	$54,398,634

Year ended 8/31/17
Tax-exempt income	$19,094,030	$17,933,308	$48,338,718
Ordinary income	524,061	134,852	142,823
Long-term capital gains	4,897,926	177,417	—

Total	$24,516,017	$18,245,577	$48,481,541

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2018, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Shares of beneficial interest	$551,453,633	$525,834,776	$1,262,146,546
Undistributed tax-exempt income	492,016	407,119	1,379,861
Undistributed long-term capital gains	127,744	—	—
Distributions payable	(506,739)	(440,230)	(1,383,963)
Capital loss carryforwards	—	(2,915,578)	(15,923,454)
Unrealized appreciation of investments	25,754,767	19,213,440	63,596,068

Net assets	$577,321,421	$542,099,527	$1,309,815,058

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments, if applicable.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2018, Delaware National High-Yield Municipal Bond Fund recorded the following reclassifications:

Distributions in excess of net investment income	$ 14,336
Accumulated net realized loss	(14,336)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Aug. 31, 2018, Delaware National High-Yield Municipal Bond Fund utilized $7,442,137 of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At Aug. 31, 2018, capital loss carryforwards available to offset future realized capital gains, were as follows:

	No expiration
	Post-enactment capital loss character
			Total capital loss
	Short-term	Long-term	carryforwards
Delaware Tax-Free USA Intermediate Fund	$2,915,578	$—	$2,915,578
Delaware National High-Yield Municipal Bond Fund	12,461,267	3,462,187	15,923,454

At Aug. 31, 2018, there were no capital loss carryforwards for Delaware Tax-Free USA Fund.

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free USA Fund		Delaware Tax-Free USA Intermediate Fund		Delaware National High-Yield Municipal Bond Fund
	Year ended		Year ended		Year ended
	8/31/18	8/31/17	8/31/18	8/31/17	8/31/18	8/31/17

Shares sold:
Class A	12,603,666	1,771,333	1,415,308	3,022,406	4,548,565	4,328,365
Class C	236,676	325,639	99,772	271,770	1,156,364	1,288,593
Institutional Class	2,876,073	3,141,457	8,940,604	11,329,643	24,307,805	33,863,188

Shares issued upon reinvestment of dividends and distributions:
Class A	1,268,997	1,565,318	350,140	384,829	674,320	652,446
Class C	55,857	87,959	61,629	70,969	268,726	265,684
Institutional Class	195,804	161,330	775,842	697,103	3,284,191	2,813,255

	17,237,073	7,053,036	11,643,295	15,776,720	34,239,971	43,211,531

Shares redeemed:
Class A	(7,310,314)	(8,219,120)	(3,760,589)	(4,984,764)	(4,205,385)	(9,726,923)
Class C	(989,856)	(653,426)	(1,131,893)	(992,677)	(1,909,980)	(2,656,102)
Institutional Class	(1,689,696)	(1,681,232)	(8,276,999)	(20,021,304)	(19,583,617)	(31,588,716)

	(9,989,866)	(10,553,778)	(13,169,481)	(25,998,745)	(25,698,982)	(43,971,741)

Net increase (decrease)	7,247,207	(3,500,742)	(1,526,186)	(10,222,025)	8,540,989	(760,210)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended Aug. 31, 2018 and 2017, each Fund had the following exchange transactions:

		Year ended
		8/31/18

	Exchange		Exchange
	Redemptions		Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Delaware Tax-Free USA Fund	48,496	77,372	77,526	48,172	$1,447,435
Delaware Tax-Free USA Intermediate Fund	24,896	31,342	31,355	24,650	662,376
Delaware National High-Yield Municipal Bond Fund	44,817	87,060	55,968	75,762	1,459,307

		Year ended
		8/31/17

	Exchange		Exchange
	Redemptions		Subscriptions
			Institutional
	Class A	Class C	Class
	Shares	Shares	Shares	Value
Delaware Tax-Free USA Fund	856,362	6,306	858,276	$9,985,602
Delaware Tax-Free USA Intermediate Fund	234,870	—	232,990	2,786,921
Delaware National High-Yield Municipal Bond Fund	2,134,297	15,391	2,134,779	23,025,554

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

7. Line of Credit (continued)

and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Funds had no amounts outstanding as of Aug. 31, 2018, or at any time during the year then ended.

8. Securities Lending

Delaware Tax-Free USA intermediate Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Aug. 31, 2018, Delaware Tax-Free USA Intermediate Fund had no securities out on loan. For the year ended Aug. 31, 2018, Delaware Tax-Fee USA Fund and Delaware National High-Yield Municipal Bond Fund were not included in the Lending Agreement.

9. Geographic, Credit, and Market Risks

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Funds concentrate their investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the US states or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2018, the percentage of each Fund’s net assets insured by bond issuers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assured Guaranty Corporation	0.18%	—	0.18%
Assured Guaranty Municipal Corporation	0.24%	1.40%	0.63%
AMBAC Assurance Corporation	0.50%	—	0.08%
National Public Finance Guarantee Corporation	0.28%	—	—
Syncora Guarantee	—	—	0.16%

Total	1.20%	1.40%	1.05%

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

9. Geographic, Credit, and Market Risks (continued)

As of Aug. 31, 2018, Delaware Tax-Free USA Fund invested in municipal bonds issued by the states of California and New York which constituted approximately 17.46% and 13.68%, respectively, of the Fund’s net assets. As of Aug. 31, 2018, Delaware Tax-Free USA Intermediate Fund invested in municipal bonds issued by the states of California and New York, which constituted approximately 15.93% and 15.88%, respectively, of the Fund’s net assets. As of Aug. 31, 2018, Delaware National High-Yield Municipal Bond Fund invested in municipal bonds issued by the State of California which constituted approximately 16.10%, of the Fund’s net assets. These investments could make each Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher-yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

10. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

12. Subsequent Events

On Sept. 6, 2018, the credit facility that each Fund participates in was reduced from a $155,000,000 to a $130,000,000 revolving line of credit. This line of credit will expire on Nov. 5, 2018.

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

12. Subsequent Events (continued)

Management has determined that no other material events or transactions occurred subsequent to Aug. 31, 2018, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent registered

public accounting firm

To the Board of Trustees of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds and Shareholders of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund (constituting Delaware Group® Tax Free Fund) and Delaware National High-Yield Municipal Bond Fund (one of the funds constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 17, 2018

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2018, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free USA Fund	0.30%	99.70%	100.00%
Delaware Tax-Free USA Intermediate Fund	0.08%	99.92%	100.00%
Delaware National High-Yield Municipal Bond Fund	0.64%	99.36%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Board consideration of advisory agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund

At a meeting held on Aug. 15–16, 2018 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the

Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders (a) through each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that each Fund’s

Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Board consideration of advisory agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (continued)

performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

Delaware Tax-Free USA Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional general and insured municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free USA Intermediate Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware National High-Yield Municipal Bond Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free USA Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free USA Intermediate Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board noted that the Fund’s management fee was not in line with the Board’s objective, but that the Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware National High-Yield Municipal Bond Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Funds’ advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2018, assets of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund exceeded the first breakpoint level and assets of Delaware National High-Yield Municipal Bond Fund exceeded the second breakpoint level. The Board believed

Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Board consideration of advisory agreements for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (continued)

that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreements provides a sharing of benefits with the Funds and their shareholders.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee

Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees

Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[3]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas —UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)
Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)
Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
Technology Growth
Capital, Inc.
(July 2004–July 2014)

[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
Member — Community
President —		Health Systems
Franklin & Marshall College
(July 2002–July 2010)		Director — Drexel
Morgan & Co.

Director; Audit Committee
Member — vTv
Therapeutics LLC

Director; Audit Committee
Member — FS Credit Real
Estate Income Trust, Inc.
Private Investor	59	None
(2004–Present)
Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director —
Carrizo Oil & Gas, Inc.
Executive Advisor to Dean		(March 2018–Present)
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	59	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group		(December 2013–Present)
Director —
HSBC USA Inc.
(July 2014–March 2017)
Vice President and Treasurer	59	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[2]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[2]
in various executive capacities
at different times at
Macquarie Investment
Management.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $78,000 for the fiscal year ended August 31, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $78,000 for the fiscal year ended August 31, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,438 for the fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,454 for the fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended August 31, 2018 and August 31, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® TAX-FREE FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 6, 2018